                                                                 Exhibit 10.110


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                            SECOND AMENDED AND RESTATED
                          AGREEMENT OF LIMITED PARTNERSHIP

                                         OF

                               MACK-CALI REALTY, L.P.








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

                                  TABLE OF CONTENTS


ARTICLE 1  DEFINITIONS   1


ARTICLE 2  CONTINUATION OF THE PARTNERSHIP . . . . . . . . . . . . . . . . . 10
     2.1 Continuation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     2.2 Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . 10


ARTICLE 3  NAME AND OFFICES. . . . . . . . . . . . . . . . . . . . . . . . . 11
     3.1 Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     3.2 Principal and Registered Offices. . . . . . . . . . . . . . . . . . 11


ARTICLE 4  PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     4.1 Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     4.2 Powers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11


ARTICLE 5  TERM AND FISCAL YEAR. . . . . . . . . . . . . . . . . . . . . . . 12
     5.1 Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     5.2 Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12


ARTICLE 6  CAPITAL CONTRIBUTIONS, ADDITIONAL FUNDING AND
  CAPITAL ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     6.1 Capital Contributions of the General Partner. . . . . . . . . . . . 12
     6.2 Capital Contributions of the Limited Partners . . . . . . . . . . . 13
     6.3 General Partner Option to Contribute Additional
          Capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     6.4 General Partner Option to Issue Additional
               Partnership Units to Limited Partners . . . . . . . . . . . . 14
          (a) Issuance of Additional Partnership Units . . . . . . . . . . . 14
          (b) Additional Partnership Units and Percentage
               Interest Adjustments. . . . . . . . . . . . . . . . . . . . . 16
          (c) Adjustments to Partnership Units . . . . . . . . . . . . . . . 17
          (d) Fractional Units . . . . . . . . . . . . . . . . . . . . . . . 17
          (e) Issuance of New Securities . . . . . . . . . . . . . . . . . . 17
     6.5 Capital Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . 17
     6.6 Limited Liability . . . . . . . . . . . . . . . . . . . . . . . . . 18
     6.7 Return of Capital . . . . . . . . . . . . . . . . . . . . . . . . . 18
     6.8 No Interest on Capital Contributions. . . . . . . . . . . . . . . . 18
     6.9 No Third Party Beneficiary. . . . . . . . . . . . . . . . . . . . . 18
     6.10 Common Stock Option Plans. . . . . . . . . . . . . . . . . . . . . 19


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ARTICLE 7  ALLOCATION OF PROFITS AND LOSSES. . . . . . . . . . . . . . . . . 19
     7.1 General Allocation of Profits and Losses. . . . . . . . . . . . . . 19
     7.2 Allocations with Respect to Transferred Interests . . . . . . . . . 19
     7.3 Deficit Restoration Obligation. . . . . . . . . . . . . . . . . . . 19
     7.4 Regulatory Allocations. . . . . . . . . . . . . . . . . . . . . . . 20
          (a)  Minimum Gain Chargeback . . . . . . . . . . . . . . . . . . . 20
          (b) Exceptions to Section 7.3(a) . . . . . . . . . . . . . . . . . 20
          (c) Qualified Income Offset. . . . . . . . . . . . . . . . . . . . 20
          (d) Gross Income Allocation. . . . . . . . . . . . . . . . . . . . 21
          (e) Partner Nonrecourse Debt . . . . . . . . . . . . . . . . . . . 21
          (f) Interpretation . . . . . . . . . . . . . . . . . . . . . . . . 21
          (g) Curative Allocations . . . . . . . . . . . . . . . . . . . . . 21
     7.5 Special Allocations with Respect to Contributed or
              Revalued Property. . . . . . . . . . . . . . . . . . . . . . . 22
     7.6 Allocations with Respect to Partnership Units other
              than the OP Units. . . . . . . . . . . . . . . . . . . . . . . 22


ARTICLE 8  DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     8.1 Distribution of Net Cash Flow . . . . . . . . . . . . . . . . . . . 22
     8.2 Distributions in Kind . . . . . . . . . . . . . . . . . . . . . . . 23
     8.3 Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     8.4 Distributions with Respect to Partnership Units
          other than OP Units. . . . . . . . . . . . . . . . . . . . . . . . 24


ARTICLE 9  MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     9.1 Management of Partnership Affairs . . . . . . . . . . . . . . . . . 24
     9.2 Powers and Authorities of the General Partner . . . . . . . . . . . 24
     9.3 Major Decisions . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     9.4 Restrictions on General Partner's Authority . . . . . . . . . . . . 27
     9.5 Engagements by the Partnership. . . . . . . . . . . . . . . . . . . 28
     9.6 Engagement of Affiliates. . . . . . . . . . . . . . . . . . . . . . 28
     9.7 Liability of the General Partner. . . . . . . . . . . . . . . . . . 28
     9.8 Reimbursement of Certain Expenses of
          the General Partner  . . . . . . . . . . . . . . . . . . . . . . . 28
     9.9 Outside Activities of the General Partner . . . . . . . . . . . . . 29
     9.10 Operation in Accordance with REIT Requirements . . . . . . . . . . 29
     9.11 Title Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . 29



                                          ii
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ARTICLE 10  RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS . . . . . . . . . . . 29
     10.1 No Participation in Management of Partnership;
               Rights of Limited Partners to Certain Documents . . . . . . . 29
     10.2 Withdrawal, Retirement, Death, Incompetency,
               Insolvency or Dissolution of a Limited Partner. . . . . . . . 30
     10.3 Redemption Rights. . . . . . . . . . . . . . . . . . . . . . . . . 31
          (a) Grant of Rights. . . . . . . . . . . . . . . . . . . . . . . . 31
          (b) Delivery of Exercise Notices . . . . . . . . . . . . . . . . . 31
          (c) Assumption by General Partner. . . . . . . . . . . . . . . . . 31
          (d) Limitation on Exercise of Redemption Rights. . . . . . . . . . 32
          (e) Computation of Number of Exchange Shares
              and/or Cash To Be Paid . . . . . . . . . . . . . . . . . . . . 33
          (f) Closing; Delivery of Election Notice . . . . . . . . . . . . . 33
          (g) Closing Deliveries . . . . . . . . . . . . . . . . . . . . . . 33
          (h) Restrictions On Redemption of Partnership Units. . . . . . . . 34
          (i) Term of Rights . . . . . . . . . . . . . . . . . . . . . . . . 34
          (j) Covenants of the General Partner . . . . . . . . . . . . . . . 35
          (k) Limited Partners' Covenant . . . . . . . . . . . . . . . . . . 36


ARTICLE 11  BANKING, RECORDS AND TAX MATTERS . . . . . . . . . . . . . . . . 36
     11.1 Partnership Funds. . . . . . . . . . . . . . . . . . . . . . . . . 36
     11.2 Books and Records. . . . . . . . . . . . . . . . . . . . . . . . . 37
     11.3 Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 37
     11.4 Tax Returns. . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     11.5 Section 754 Matters. . . . . . . . . . . . . . . . . . . . . . . . 37
     11.6 Tax Matter Partners. . . . . . . . . . . . . . . . . . . . . . . . 38
     11.7 Other Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . 38


ARTICLE 12  TRANSFER OF GENERAL PARTNER INTERESTS. . . . . . . . . . . . . . 38
     12.1 Transfer of Interest of the General Partner. . . . . . . . . . . . 38
     12.2 Retirement of the General Partner. . . . . . . . . . . . . . . . . 38
     12.3 Transferee of the General Partner's Interest . . . . . . . . . . . 39
     12.4 Retirement of Last Remaining General Partner . . . . . . . . . . . 39
     12.5 Continuation of Partnership. . . . . . . . . . . . . . . . . . . . 39
     12.6 Merger or Consolidation of the General Partner . . . . . . . . . . 39


ARTICLE 13  TRANSFER OF LIMITED PARTNER INTERESTS. . . . . . . . . . . . . . 41
     13.1 Transfer of Interest of a Limited Partner. . . . . . . . . . . . . 41
     13.2 Assignee and Substitute Limited Partners . . . . . . . . . . . . . 41
     13.3 Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     13.4 Cost of Admission. . . . . . . . . . . . . . . . . . . . . . . . . 42



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ARTICLE 14  DISSOLUTION AND LIQUIDATION OF PARTNERSHIP . . . . . . . . . . . 42
     14.1 Dissolution of the Partnership . . . . . . . . . . . . . . . . . . 43
     14.2 Winding Up of Affairs. . . . . . . . . . . . . . . . . . . . . . . 43
     14.3 Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     14.4 Final Distribution of Partnership Property . . . . . . . . . . . . 44
     14.5 Certificate of Cancellation. . . . . . . . . . . . . . . . . . . . 44


ARTICLE 15  POWER OF ATTORNEY. . . . . . . . . . . . . . . . . . . . . . . . 44
     15.1 Power of Attorney. . . . . . . . . . . . . . . . . . . . . . . . . 44
     15.2 Grant of Authority Irrevocable . . . . . . . . . . . . . . . . . . 45


ARTICLE 16  AMENDMENT OF PARTNERSHIP AGREEMENT . . . . . . . . . . . . . . . 45
     16.1 Amendments by Partners . . . . . . . . . . . . . . . . . . . . . . 45
     16.2 Amendment by the General Partner . . . . . . . . . . . . . . . . . 46
     16.3 Amendment of Certificate . . . . . . . . . . . . . . . . . . . . . 47


ARTICLE 17  INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . 47
     17.1 Partnership Indemnification of Partner . . . . . . . . . . . . . . 47
     17.2 Partner Indemnification of Partnership . . . . . . . . . . . . . . 47


ARTICLE 18  MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . . 47
     18.1 Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
     18.2 Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     18.3 Parties Bound. . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     18.4 Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     18.5 Partition. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     18.6 Computation of Accountants . . . . . . . . . . . . . . . . . . . . 48
     18.7 Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     18.8 Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . 48

EXHIBITS
     Exhibit A: Partners and Partnership Units
     Exhibit B: Mack-Cali Realty, L.P. Unit Certificates
     Exhibit C: Holders of Series A Preferred Units
     Exhibit D: Holders of Series B Preferred Units
     Exhibit E: Schedule of Percentage Interests

                            SECOND AMENDED AND RESTATED
                          AGREEMENT OF LIMITED PARTNERSHIP
                                         OF
                               MACK-CALI REALTY, L.P.


     THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") of MACK-CALI REALTY, L.P., a Delaware limited partnership (the "Partnership"), is made and entered into as of the 11th day of December, 1997, by and among MACK-CALI REALTY CORPORATION, a Maryland corporation, as general partner, and those parties who are designated as limited partners upon Exhibit A attached hereto and made a part hereof by this reference, as limited partners.


                                   R E C I T A L S:
                                   ----------------

     WHEREAS, the Partnership was previously formed pursuant to that certain Agreement of Limited Partnership, dated as of May 31, 1994 (the "Original Agreement"), and that certain Certificate of Limited Partnership, dated as of May 31, 1994, which was filed with the Secretary of State of Delaware on May 31, 1994;

     WHEREAS, the Original Agreement was amended and restated pursuant to the terms of that certain Agreement of Limited Partnership, dated as of August 31, 1994 and was further amended and restated pursuant to the terms of that Amended and Restated Agreement of Limited Partnership, dated as of January 16, 1997 (the "LP Agreement");

     WHEREAS, the Partnership has entered into that certain Contribution and Exchange Agreement dated September 18, 1997, as amended by a First Amendment to the Contribution and Exchange Agreement dated as of December 11, 1997 (the "Contribution Agreement"), with certain contributing partnerships and certain other entities or persons affiliated with the Mack Company and Patriot American Office Group pursuant to which the Partnership will acquire the Exchange Property (as defined in the Contribution Agreement) in exchange for a combination of Partnership Units, warrants and, in certain cases, cash;

     WHEREAS, pursuant to the Contribution Agreement, the Partnership will change its name to Mack-Cali Realty, L.P. upon the admission of additional Limited Partners, the contribution of the Exchange Property to the Partnership and the satisfaction of certain other conditions;

     WHEREAS, the parties hereto desire to continue the Partnership under the name Mack-Cali Realty, L.P., to admit additional Limited Partners and to amend and restate the terms and provisions of the LP Agreement in its entirety, all upon the terms and provisions, and subject to the conditions, set forth herein;

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                      ARTICLE 1
                                     DEFINITIONS

     As used in this Agreement, unless otherwise clearly indicated to the contrary, the following terms have the meanings set forth below.

     "Accountants" shall mean the firm or firms of independent certified public accountants selected from time to time by the General Partner on behalf of the Partnership to audit the books and records of the Partnership and to prepare statements and reports in connection therewith.

     "Act" shall mean the Delaware Revised Uniform Limited Partnership Act, as amended from time to time subsequent to the date hereof.

     "Additional Partnership Units" shall have the definition assigned to such term in Section 6.3 hereof.

     "Additional Limited Partner" shall have the definition assigned to such term in Section 6.4 hereof.

     "Affiliate" shall mean, with respect to any Partner (or as to any other Person the affiliates of whom are relevant for purposes of any of the provisions of this Agreement), (i) any member of the Immediate Family of such Partner; (ii) any trustee or beneficiary of a Partner; (iii) any legal representative, successor or assignee of such Partner or any Person referred to in the preceding clauses (i) and (ii); (iv) any trustee for the benefit of such Partner or any Person referred to in the preceding clauses (i) through (iii); or (v) any Person which directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with such Partner or any Person referred to in the preceding clauses (i) through (iv).

     "Agreed Value" shall mean, with respect to any property contributed by a Partner to the Partnership hereunder, an amount equal to (i) the Gross Asset Value of the Capital Contribution determined as of the date of such contribution, less (ii) the amount of any and all liabilities securing such contributed property that the Partnership is considered to assume or take subject to with respect to such property under Code Section 752 or the Regulations promulgated thereunder.

     "Board of Directors" shall mean the Board of Directors of the General Partner.

     "Capital Account" shall have the definition assigned to such term in
Section 6.5 hereof.

     "Capital Contribution" shall mean, with respect to any Partner, the amount of money and the Agreed Value of any property (other than money) contributed to the Partnership with respect to the Partnership Interest held by such Partner.

     "Certificate" shall mean the Partnership's Certificate of Limited Partnership, as amended from time to time in accordance with the terms hereof and the Act.

     "Closing Price" shall mean, on any date, with respect to a share of Common Stock, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for one share of Common Stock in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock as such person is selected from time to time by the Board of Directors.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto.

     "Common Stock" shall mean the shares of the common stock, par value $.01 per share, of the General Partner.

     "Completion of the Offering" shall mean the closing of the first sale of Common Stock in the Offering.

     "Contribution Agreement" shall have the meaning set forth in the Recitals above.

     "Control" shall mean the ability, whether by the direct or indirect ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership, or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over any particular entity. In the case of a limited partnership, the sole general partner, all of the general partners to the extent each has equal management control and authority, or the managing general partner or managing general partners thereof shall be deemed to have control of such partnership and, in the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

     "Current Per Share Market Price", on any date, shall mean the average of the Closing Price for the five (5) consecutive Trading Days ending on such date.

     "Depreciation" shall mean, with respect to any asset of the Partnership for any fiscal year or other period, the depreci ation, depletion, amortization or other cost recovery deduction, as the case may be, allowed or allowable for Federal income tax purposes in respect of such asset for such fiscal year or other period; provided, however, that if there is a difference between the Gross Asset Value and the adjusted tax basis of such asset, Depreciation shall mean "book depreciation, depletion or amortization" as determined under Section 1.704-1(b)(2)(iv)(g)(3) of the Regulations.

     "Excess Deficit Capital Account Balance" of any Partner shall be the Capital Account balance of such Partner, adjusted as provided in the immediately following sentence, to the extent, if any, that such balance is a deficit (after adjustment). For purposes of determining the existence and amount of an Excess Deficit Capital Account Balance, the Capital Account balance of a Partner shall be adjusted by: (i) crediting thereto (A) that portion of any deficit Capital Account balance that such Partner is required to restore under the terms of this Agreement or any other document, and (B) the amount of such Partner's share of Minimum Gain, including any Partner Nonrecourse Debt Minimum Gain; and (ii) charging thereto the items described in Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) that apply to such Partner. The existence and amount of Excess Deficit Capital Account Balance at the end of any year shall be determined before any other allocations provided for in Article 7 for such year have been made.

     "Exercise Notice" shall mean the written notice as described in Section 10.3(b) hereof to be given by an Exercising Partner to the General Partner to exercise Redemption Rights, the form of which Exercise Notice is attached to the Unit Certificate as Attachment 1.

     "Exercising Partners" shall have the meaning set forth in Section 10.3(b) hereof.

     "General Partner" shall mean Mack-Cali Realty Corporation, a Maryland corporation, and any substitute or additional General Partner(s) duly admitted pursuant to the terms of this Agreement, or, where the context so requires, any successor General Partner(s) acting pursuant to the provisions of this Agreement.

     "Gross Asset Value" shall mean, with respect to any asset of the Partnership, such asset's adjusted basis for Federal income tax purposes, except as follows:

          (a) The initial Gross Asset Value of any asset contributed by a Partner shall be equal to the gross fair market value of such asset as determined by the General Partner in its reasonable discretion; provided, however that the Gross Asset Value of the assets contributed by a Limited Partner concurrent with the Offering shall be equal to the product of (1) the Partnership Units received by the Limited Partner at that time (as set forth on Exhibit A) and (2) the initial offering price per share of Common Stock in connection with the Offering.

          (b) If the General Partner reasonably determines that an adjustment is necessary or appropriate to reflect the relative economic interests of the Partners, the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner, as of the following times:

               (i) a Capital Contribution (other than a de minimis Capital Contribution) to the Partnership by a new or existing Limited Partner as consideration for a Partnership Interest;

               (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership money or property as consideration for the redemption of a Partnership Interest;

              (iii) the liquidation of the Partnership within the meaning of
                    Section 1.704-1(b)(2)(ii)(g) of the Regulations; and

               (iv) any other time that such adjustment may be made under the
                    Code, the Regulations or any administrative pronouncement or ruling by the IRS.

          (c) The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset as reasonably determined by the General Partner as of the date of distribution; and

          (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations; provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph to the extent that the General Partner reasonably determines that an adjustment pursuant to paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

At all times, Gross Asset Values shall be adjusted by any Depreciation taken into account with respect to the Partnership's assets for purposes of computing Profits and Losses. Any adjustment to the Gross Asset Values of Partnership property shall require an adjustment to the Partners' Capital Accounts; as for the manner in which such adjustments are allocated to the Capital Accounts, see clause (iii) of the definition of Profits and Losses in the case of adjustment by Depreciation, and clause (iv) of said definition in all other cases.

     "Immediate Family" shall mean, with respect to any individual Person, such individual Person's spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law.

     "IRS" means the Internal Revenue Service, which administers the federal tax laws of the United States.

     "Limited Partners" shall mean any Person named as a Limited Partner on the Exhibit A attached hereto as such Exhibit may be amended from time to time, or any substituted Limited Partner or additional Limited Partner duly admitted to the Partnership pursuant to the terms of this Agreement.

     "Liquidation" shall mean the disposition of all or substantially all of the assets of the Partnership pursuant to a complete liquidation of the Partnership.

     "Minimum Gain" shall have the meaning given such term in Regulation Section 1.704-2(d), and shall generally mean the amount by which the nonrecourse liabilities secured by any assets of the Partnership exceed the adjusted tax basis of such assets as of the date of determination. A Partner's share of Minimum Gain (and any net decrease thereof) at any time shall be determined in accordance with Treasury Regulation Section 1.704-2(g).

     "Net Cash Flow" shall mean, with respect to any fiscal period of the Partnership, the excess, if any, of "Receipts" over "Expenditures." For purposes hereof, the term "Receipts" means the sum of (i) all cash receipts of the Partnership from all sources for such period, including Net Sale Proceeds and Net Financing Proceeds but excluding Capital Contributions, and (ii) any amounts held as reserves as of the last day of the period immediately prior to such fiscal period that the General Partner deemed necessary for any capital or operating expenditure permitted hereunder. The term "Expenditures" means the sum of (a) all cash expenses of the Partnership for such period, (b) the amount of all payments of principal and interest on account of any indebtedness of the Partnership including payments of principal and interest on account of any indebtedness owed to a Partner during such period, (c) any amounts held as reserves as of the last day of such fiscal period as the General Partner in its sole discretion deems necessary for any capital or operating expenditures permitted hereunder or reserves for any other purpose that the General Partner in its sole discretion shall determine to be appropriate and (d) any amounts held in working capital accounts or other cash or similar balances which the General Partner determines to be necessary or appropriate in its sole discretion. In the event the General Partner issues additional classes of Partnership Units other than OP Units, the General Partner may, to the extent necessary, in its sole discretion, determine the amount of Net Cash Flow attributable to each class of Partnership Units and the timing of payment thereof.

     "Net Financing Proceeds" shall mean the cash proceeds received by the Partnership in connection with any borrowing or refinancing of borrowing by or on behalf of the Partnership (whether or not secured), after deduction of all costs and expenses incurred by the Partnership in connection with such borrowing, and after deduction of that portion of such proceeds used to repay any other indebtedness of the Partnership, or any interest or premium thereon.

     "Net Sale Proceeds" means the cash proceeds received by the Partnership in connection with a sale of any asset by or on behalf of the Partnership after deduction of any costs or expenses incurred by the Partnership, or payable specifically out of the proceeds of such sale (including, without limitation, any repayment of any indebtedness required to be repaid as a result of such sale or which the General Partner elects to repay out of the proceeds of such sale, together with accrued interest and premium, if any, thereon and any sales commissions or other costs and expenses due and payable to any Person in connection with a sale, including to a Partner or its Affiliates).

     "Offered Units" shall mean the Partnership Units of the Exercising Partners identified in an Exercise Notice which, pursuant to the exercise of a Redemption Right, can be acquired by the General Partner under the terms hereof.

     "Offering" shall mean the initial public offering of the General Partner's Common Stock.

     "OP Units" shall mean those common Partnership Units issued prior to the date hereof and any additional common Partnership Units issued by the General Partner pursuant to Article 6 hereof.

     "Original Agreement" shall have the meaning assigned to such term in the Recitals set forth above.

     "Partner or Partners" shall mean, unless the context in which the term is used requires otherwise, the General Partner and the Limited Partners.

     "Partner Nonrecourse Debt" shall have the meaning assigned to such term in Regulation Section 1.704-2(b)(4).

     "Partner Nonrecourse Debt Minimum Gain" shall have the meaning assigned to such term in Regulation Section 1.704-2(i).

     "Partnership" shall mean Cali Realty, L.P., a Delaware limited partnership.

     "Partnership Agreement" shall mean this Agreement of Limited Partnership and the Exhibits and Schedules hereto, and any amendments hereto from time to time.

     "Partnership Interest" shall mean the ownership interest of a Partner in the Partnership from time to time, including such Partner's Percentage Interest and Capital Account and any and all other benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement and under applicable laws, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

     "Partnership Interests Exchange Agreement" shall mean, with respect to a particular Limited Partner, that certain Partnership Interests Exchange Agreement, dated as of July 26, 1994, by and among the Partnership, such Limited Partner, and the other parties thereto, pursuant to which such Limited Partner is contributing to the Partnership, directly or indirectly, all of such Partner's right, title and interest in and to a particular Property Partnership.

     "Partnership Unit" shall mean a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Article 6 hereof; provided, however, that in the event the General Partner issues classes of Partnership Units to Limited Partners other than the OP Units pursuant to
Section 6.4 hereof, the term Partnership Unit shall mean with respect to each class of Partnership Units, a fractional, undivided share of the Partnership Interests of all Partners in such class.

     "Partnership Record Date" shall mean the record date established by the General Partner for any particular distribution of Net Cash Flow pursuant to
Article 8 hereof, which record date shall be the same as the record date established by the General Partner for distribution to its shareholders of some or all of its portion of such distribution.

     "Percentage Decrease" shall have the meaning set forth in Section 6.4(b) of this Agreement.

     "Percentage Increase" shall have the meaning set forth in Section 6.4(b) of this Agreement.

     "Percentage Interest" shall mean, with respect to a Partner holding a Partnership Interest of any class issued hereunder, its interest in such class determined by dividing the Partnership Units owned by such Partner by the total number of Partnership Units of such class then outstanding multiplied by the aggregate Percentage Interest allocable to such class of Partnership Interests. For such time or times as the Partnership shall at any time have outstanding more than one class of Partnership Interests, the Percentage Interest attributable to each class of Partnership Interests shall be determined as set forth in Section 6.4(b) hereof.

     "Person" shall mean a natural person, corporation, trust, partnership, estate, unincorporated association or other entity.

     "Preferred Redemption Percentage" shall have meaning set forth in Section 6.4(b) of this Agreement.

     "Preferred Units" shall mean the Series A Preferred Units, the Series B Preferred Units and any other additional preferred Partnership Units issued by the General Partner pursuant to Article 6 hereof.

     "Profits or Losses" shall mean, for each fiscal year or other applicable period, an amount equal to the Partnership's net income or loss for such year or period as determined for Federal income tax purposes by the Accountants, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a) of the Code shall be included in taxable income or loss), with the following adjustments: (i) by including as an item of gross income any tax-exempt income received by the Partnership; (ii) by treating as a deductible expense any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code (including amounts paid or incurred to organize the Partnership (unless an election is made pursuant to Code Section 709(b)) or to promote the sale of interests in the Partnership and by treating deductions for any losses incurred in connection with the sale or exchange of Partnership property disallowed pursuant to Section 267(a)(1) or
Section 707(b) of the Code as expenditures described in Section 705(a)(2)(B) of the Code); (iii) in lieu of depreciation, depletion, amortization and other cost recovery deductions taken into account in computing total income or loss, there shall be taken into account Depreciation; (iv) gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of such property rather than its adjusted tax basis; and (v) in the event of an adjustment of the Gross Asset Value of any Partnership asset which requires that the Capital Accounts of the Partnership be adjusted pursuant to Regulation Section 1.704-1(b)(2)(iv)(e), (f) and (m), the amount of such adjustment is to be taken into account as additional Profits or Losses pursuant to Article 7.

     "Property Partnership" shall mean each of the following (i.e., those partnerships in which, pursuant to the Partnership Interests Exchange Agreements, the Limited Partners are contributing to the Partnership, directly or indirectly, all of their right, title and interest as partners in such partnerships): (i) 11 Commerce Drive Associates, (ii) 6 Commerce Drive Associates, (iii) Century Plaza Associates, (iv) C.W. Associates, (v) D.B.C. Associates, (vi) Cali Building V Associates, (vii) 500 Columbia Turnpike Associates, (viii) Chestnut Ridge Associates, (ix) Roseland II Limited Partnership, (x) Grove Street Associates of Jersey City Limited Partnership,
(xi) 20 Commerce Drive Associates, (xii) Tenby Chase Apartments and (xiii) Office Associates, Ltd.

     "Redemption Rights" shall have the meaning set forth in Section 10.3(a) hereof.

     "Registration Statement" shall mean the Registration Statement No. 33-79892 (including the prospectus contained therein) heretofore filed by the General Partner with the United States Securities and Exchange Commission, and any amendments at any time made thereto (other than post-effective amendments), pursuant to which the General Partner proposes to offer and sell certain of its Common Stock.

     "Regulations" shall mean the Treasury regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Regulatory Allocations" has the meaning set forth in Section 7.3(g) of this Agreement.

     "REIT" shall mean a real estate investment trust under Section 856 of the Code.

     "REIT Requirements" shall mean any and all requirements that must be met to qualify as a REIT under the Code and the Regulations.

     "Remaining Units" shall have the meaning set forth in Section 6.4(b) of this Agreement.

     "Series A Preferred Units" shall mean the preferred Partnership Units issued to those Limited Partners set forth on Exhibit C attached hereto and any additional Series A Preferred Units issued by the General Partner pursuant to
Article 6 hereof.


     "Series B Preferred Units" shall mean the preferred Partnership Units issued to those Limited Partners set forth on Exhibit D attached hereto and any additional Series B Preferred Units issued by the General Partner pursuant to
Article 6 hereof.

     "Surviving Partnership" shall have the meaning set forth in Section 12.6(b) hereof.

     "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Unit Certificate" shall have the meaning set forth in Section 6.2 hereof.



     ARTICLE 2
     CONTINUATION OF THE PARTNERSHIP

     2.1 Continuation. The Partners hereby continue the Partnership as a limited partnership formed under and pursuant to the terms and provisions of the Act, and the rights and obligations of the Partners shall be as provided therein except as otherwise expressly provided in this Agreement. The Partners agree to execute such certificates or documents and do such filings and recordings and all other acts, including the filing or recording of an amendment to the Certificate and any assumed name certificates in the appropriate offices in the State of Delaware and any other applicable jurisdictions as may be required to comply with applicable law. The Partners agree that immediately after the admission of one Limited Partner, the Organizational Limited Partner shall be deemed to have withdrawn from the Partnership.

     2.2 Entire Agreement. Each and every other agreement or understanding, oral or written, relating in any way to the formation or operation of the Partnership including, but not limited to, the Original Agreement, is hereby superseded in its entirety. From and after the execution of this Agreement, the same shall constitute the only Agreement of Limited Partnership of the Partnership except as the same may hereafter be amended pursuant to the provisions hereof. This Agreement represents the entire agreement (other than any agreement entered into by Partners in connection with OP Unit transactions) and understanding of the parties hereto concerning the Partnership and their relationship as Partners, and all prior or concurrent agreements, understandings, representations and warranties in regard to the subject matter hereof including, but not limited to, the Original Agreement, are and have been merged herein.

                                     ARTICLE 3
                                  NAME AND OFFICES

     3.1 Name. The business of the Partnership is currently being conducted under the name of "Cali Realty, L.P.". Upon approval by the shareholders of the General Partner and the consummation of the transactions contemplated by the Contribution Agreement, the name of the Partnership shall be changed to Mack-Cali Realty, L.P. and the business of the Partnership shall be continued under that name.

     3.2 Principal and Registered Offices. The principal place of business of the Partnership shall be located at c/o the General Partner at 11 Commerce Drive, Cranford, New Jersey 07016. The registered agent of the Partnership shall be The Prentice-Hall Corporation System, Inc. The registered office of the Partnership shall be 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19901. The General Partner may from time to time designate another registered agent or another location for the registered office or principal place of business of the Partnership upon notice to the other Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.


                                     ARTICLE 4
                                      PURPOSE

     4.1 Purpose. The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT for federal income tax purposes, unless the General Partner has determined to cease to qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangements to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the General Partner's right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that the General Partner's status as a REIT inures to the benefit of all of the Partners and not solely the General Partner.

     4.2 Powers. The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership; provided, that the Partnership shall not take, or shall refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the General Partner to continue to qualify as a REIT, (ii) could subject the General Partner to any additional taxes under
Section 857 or Section 4981 of the Code or any successor or newly enacted provisions of the Code imposing other additional taxes or penalties on the General Partner, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless any such action (or inaction) under (i), (ii) or (iii) shall have been specifically consented to by the General Partner in writing.


                                     ARTICLE 5
                                TERM AND FISCAL YEAR

     5.1 Term. The term of the Partnership commenced on May 31, 1994, the date the Certificate was filed in the appropriate offices in the State of Delaware, and shall continue until terminated pursuant to the provisions of Article 14 of this Agreement.

     5.2 Fiscal Year. The first fiscal year of the Partnership shall terminate on December 31, 1994, and succeeding fiscal years shall terminate on December 31 of each year thereafter, or such other date as the Partnership shall terminate as herein provided.


                                     ARTICLE 6
           CAPITAL CONTRIBUTIONS, ADDITIONAL FUNDING AND CAPITAL ACCOUNTS

     6.1 Capital Contributions of the General Partner. Upon Completion of the Offering, the General Partner shall contribute the proceeds of the Offering to the Partnership, which proceeds will be net of the underwriter's discount and other expenses. Notwithstanding the exact amount of such net proceeds which are contributed to the Partnership, the General Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount of the gross proceeds of the Offering and the Partnership shall be deemed simultaneously to have reimbursed the General Partner pursuant to Section 9.8(c) hereof for the amount of any such underwriter's discount or other expenses paid out of the gross proceeds of the Offering. Notwithstanding the immediately preceding sentence, the General Partner shall have the right, in its sole and absolute discretion, to treat the contribution to the Partnership by the General Partner of any proceeds from the Offering in a manner other than that described in the immediately preceding sentence if, upon the advice of counsel to the General Partner and/or the Partnership, such alternative treatment will provide a more favorable federal and/or state tax consequence to the General Partner and/or the Partnership. The General Partner shall initially be issued and thereafter shall own Partnership Units in the amount set forth opposite its name on Exhibit A, which number of Partnership Units shall be adjusted on such Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately issuances, exchanges, redemptions, Capital Contributions, or similar events having an effect on a Partner's Partnership Units. The Partners hereby acknowledge and agree that the aggregate initial number of Partnership Units to be issued to the General Partner shall be exactly equal to the number of shares of Common Stock issued and outstanding immediately after the Completion of the Offering. Upon any subsequent sales of shares of Common Stock pursuant to the exercise of the over-allotment option in connection with the Offering, the General Partner shall, subject to and in accordance with the terms and conditions of this Section 6.1, contribute the proceeds of such subsequent sale to the Partnership, and shall be issued additional Partnership Units in an amount exactly equal to the number of shares of Common Stock subsequently sold in connection with the Offering.

     6.2 Capital Contributions of the Limited Partners. Concurrent with the execution of this Agreement, each Limited Partner, pursuant to one or more Partnership Interests Exchange Agreements, shall contribute to the Partnership, directly or indirectly, as its initial Capital Contribution, all of such Limited Partner's right, title and interest in and to the Property Partnerships. Each Limited Partner shall initially be issued and thereafter shall own Partnership Units in the amount set forth opposite such Limited Partner's name on Exhibit A, which number of Partnership Units on such Exhibit A shall be adjusted from time to time by the General Partner to the extent necessary to reflect accurately exchanges, redemptions, Capital Contributions, or similar events having an effect on such Partner's Partnership Units. The Partnership Units issued to each Limited Partner shall be evidenced by the issuance of a certificate (the "Unit Certificate") in substantially the form of Exhibit B attached hereto, which Unit Certificate shall bear the following legend:

     "THE UNITS REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP DATED AS OF DECEMBER 11, 1997 (A COPY OF WHICH IS ON FILE WITH THE PARTNERSHIP). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE PARTNERSHIP HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER."


On the date of admission of one or more Limited Partners to the Partnership, the Organizational Limited Partner shall be entitled to a return of his Capital Contribution, and shall be deemed to have withdrawn from the Partnership.

     6.3 General Partner Option to Contribute Additional Capital. If the Partnership requires funds at any time or from time to time in excess of funds available to the Partnership through borrowings and prior or additional Capital Contributions, the General Partner may, but shall not be required to, borrow such funds from a financial institution or other lender or through public debt offerings and lend such funds to the Partnership on the same terms and conditions as are applicable to the General Partner. If, notwithstanding the foregoing, the Partnership requires funds for any proper Partnership purpose in excess of any other funds anticipated by the General Partner to be available to the Partnership (including through borrowings and prior Capital Contributions), or if the General Partner concludes that borrowings are inappropriate, the General Partner may, but shall not be required to, raise such additional funds pursuant to the issuance of shares of its Common Stock (any such issuance which is made for the purpose of providing additional funds to the Partnership shall be referred to herein as an "Additional Issuance"). In the event any such Additional Issuance is consum mated, then (i) the General Partner shall contribute the net amount of cash raised pursuant to such Additional Issuance to the capital of the Partnership and (ii) the Partnership shall issue additional Partnership Units ("Additional Partnership Units") to the General Partner, on the date upon which such funds are contrib uted to the Partnership, in an amount equal to that number of Partnership Units which, if such Additional Partnership Units were redeemed as of their date of issuance by the General Partner for shares of Common Stock pursuant to Section 10.3 hereof, would result in the General Partner receiving that number of shares of Common Stock equal to the number of shares of Common Stock that were issued pursuant to such Additional Issuance. Notwith standing anything contained herein to the contrary, if the proceeds actually received and thereafter contributed to the Partnership by the General Partner pursuant to any Additional Issuance as described in this Section
6.3 are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have reimbursed the General Partner pursuant to Section 9.8(c) hereof for the amount of such under writer's discount or other expenses. In addition, in the event that the General Partner shall issue shares of Common Stock (and/or pay cash out of the net proceeds of any Additional Issuance) in connection with any subsequent merger, consolidation or other acquisition, the General Partner may contribute the shares of stock, assets and/or other consideration received by the General Partner in connection therewith to the capital of the Partnership in exchange for Additional Partnership Units in an amount equal to that number of Partnership Units which, if such Additional Partnership Units were redeemed as of their date of issuance by the General Partner for shares of Common Stock pursuant to Section 10.3 hereof, would result in the General Partner receiving that number of shares of Common Stock equal to the number of shares of Common Stock that were issued in connec tion with such merger, consolidation or other acquisition and/or such Additional Issuance. Notwith standing the foregoing sentence, the General Partner shall have the right, in its sole discretion, to treat a contribution to the capital of the Partnership in a manner other than as described above if, upon the advice of counsel to the General Partner and/or the Partnership, such alternative treatment will provide a more favorable federal and/or state tax consequence to the General Partner and/or the Partnership.

     6.4 General Partner Option to Issue Additional Partnership Units to Limited Partners.


          (a) Issuance of Additional Partnership Units. At any time after the date hereof without the consent of any Partner, but subject to the provisions of
Section 13.1 hereof, the General Partner may, upon its determination, which shall be made in its sole and absolute discre tion, that the issuance of Additional Partnership Units to new or existing limited partners is in the best commercial interests of the Partnership, cause the Partnership to issue Additional Partnership Units to and admit as a limited partner in the Partnership, any Person (an "Additional Limited Partner" herein) in exchange for the contribution by such Person of cash and/or property desirable to further the purposes of the Partnership under Article 4 hereof. In the event that Additional Partnership Units are issued by the Partnership pursuant to this
Section 6.4, the amount of such Partnership Units issued to each Additional Limited Partner shall, unless otherwise determined by the General Partner in the exercise of its sole discretion but subject to its fiduciary duty to all Limited Partners (i) be fixed by agreement between the General Partner and such Additional Limited Partner in the General Partner's sole discretion or (ii) be equal to that number of Partnership Units which, if such Additional Partnership Units were redeemed as of their date of issuance by such Additional Limited Partner pursuant to Section 10.3 hereof, would result in such Additional Limited Partner receiving that number of shares of Common Stock equal to (x) the Agreed Value of any property (as determined by the General Partner, in its sole and absolute discretion), plus the amount of any cash contributed by the Additional Limited Partner, as of the date of contribution to the Partnership divided by
(y) the Current Per Share Market Price (computed as of the Trading Day immediately preceding the date of contribution to the Partnership or such other date or average of Trading Days as the General Partner may agree with such Additional Limited Partner in the exercise of its sole discretion). In addition, the General Partner is hereby authorized to cause the Partnership from time to time to issue to the Partners (including the General Partner) or other Persons additional Partnership Units or such other Partnership Interests in one or more classes, or one or more series of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties which may be senior, pari passu or junior to OP Units, all as shall be determined by the General Partner in its sole and absolute discretion subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided that no such additional Partnership Units or other Partnership Interests shall be issued to the General Partner unless either (A)(1) the additional Partnership Interests are issued in connection with the issuance of shares of Common Stock or other shares by the General Partner, which shares have designations, preferences and other rights such that the economic interests attributed to such shares are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner in accordance with this Section 6.4, and (2) the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of the General Partner, or (B) the additional Partnership Units are issued to all the Partners in proportion to their respective Percentage Interests. Any Additional Limited Partner shall be issued a Unit Certificate representing the amount of Partnership Units issued to such Additional Limited Partner and, in the event the General Partner issues Partnership Units other than OP Units, indicating the class, terms, prefer ences and other restrictions or rights of such Partnership Unit. The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the issuance of Additional Partnership Units (including, without limitation, the issuance of new classes of Partnership Units) and/or the admis sion of any Additional Limited Partner(s) in accordance with the provisions of this Section 6.4, and the General Partner shall promptly deliver a copy of such amendment (which, in the event that new classes of Partnership Units are issued, shall contain the terms of such new classes of Partnership Units) to each Limited Partner. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the interest of the General Partner and the Partnership (for example, and not by way of limitation, the issuance of Partnership Units pursuant to an employee purchase plan providing for employee purchases of Partnership Units at a discount from fair market value or employee options that have an exercise price that is less than the fair market value of the Partnership Units, either at the time of issuance or at the time of exercise).

          (b) Additional Partnership Units and Percentage Interest Adjustments. In the event that the General Partner issues additional Partnership Units
(including additional classes of Partnership Units, but excluding OP Units issued upon the redemption of Preferred Units) the General Partner shall allocate to such additional Partnership Units a Percentage Interest in the Partnership equal to a fraction, the numerator of which is equal to the amount of cash, if any, plus the Agreed Value of the property, if any, contributed with respect to such additional Partnership Units and the denominator of which is equal to the fair market value (as determined by the General Partner as of the date of such contribution taking into account such contribution) of all the Partnership Units for all outstanding classes of Partnership Units (including such additional Partnership Units). To the extent that any such issuance of additional Partnership Units results in an overall decrease (the "Percentage Decrease") in the aggregate Percentage Interests in the Partnership represented by all of the Partnership Units that were outstanding before the issuance of the additional Partnership Units, the Percentage Decrease shall be allocated among the classes of Partnership Units outstanding prior to the issuance of the additional Partnership Units in accordance with such classes' respective Percentage Interests in the Partnership as determined prior to the issuance of the additional Partnership Units. Similarly, to the extent that a redemption by the General Partner of any Partnership Units for cash results in an overall increase (the "Percentage Increase") in the aggregate Percentage Interests in the Partnership represented by the remaining Partnership Units outstanding after the redemption (the "Remaining Units"), the Percentage Increase shall be allocated among the classes of Remaining Units by multiplying the Percentage Increase by a fraction equal to the aggregate pre-redemption Percentage Interests of all Remaining Units of that particular class divided by the aggregate pre-redemption Percentage Interests of all Remaining Units of all classes. Upon the redemption of any Preferred Units for OP Units, the aggregate Percentage Interest allocated to that class of Preferred Units shall be reduced by the total Percentage Interests attributable to the redeemed Preferred Units (the "Preferred Redemption Percentage"), and the aggregate Percentage Interest allocated to the OP Units shall be increased by that Preferred Redemption Percentage. Effective as of the date hereof, the General Partner has created three classes of Units: OP Units, Series A Preferred Units and Series B Preferred Units. The Percentage Interests allocated to each class of Partnership Units are set forth in Exhibit E, attached hereto, which Exhibit may be amended from time to time by the General Partner to reflect the issuance of additional Partnership Units or the redemption of any outstanding Partnership Units, and the respective Percentage Interests in the Partnership allocated to each class of Partnership Units.

          (c) Adjustments to Partnership Units. If the Common Stock (or any other class of stock of the General Partner for which a class of Partnership Units may be redeemed) undergoes any split or reverse split, then without further action or consent by the General Partner or any Limited Partner, each corresponding class of Partnership Units that is redeemable for such stock shall be split or combined in accordance with the same ratio used to split or combine the stock. For example, if the Common Stock undergoes a reverse 2 for 1 split (i.e., every two shares of old Common Stock are converted into one share of new Common Stock) then the corresponding class of Partnership Units that are redeemable for such Common Stock shall undergo a similar reverse split (i.e., every two old OP Units shall be converted into one new OP Unit). Similarly, if any class of Partnership Units into which another class of Partnership Units is convertible undergoes any split or reverse split, then without further action or consent by the General Partner or any Limited Partner, the latter class of Partnership Units shall be split or combined in accordance with the same ratio used to split or combine the first class of Partnership Units.

          (d) Fractional Units. The General Partner shall have the right to issue fractional Partnership Units upon the conversion or exchange of one class of Partnership Units for a second class of Partnership Units; provided, however, that in accordance with Section 10.3(e) hereof no fractional shares of Common Stock of the General Partner shall be issued upon the redemption of any class of Partnership Units for Common Stock.

          (e) Issuance of New Securities. After the date hereof, the General Partner shall not issue any additional shares of Common Stock (other than shares of Common Stock issued pursuant to Section 10.3 hereof), or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (collectively, "New Securities"), other than to all holders of shares of Common Stock, unless (i) the General Partner shall cause the Partnership to issue to the General Partner Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the New Securities, and (ii) the General Partner contributes to the Partnership the proceeds from the issuance of such New Securities and from the exercise of rights contained in such New Securities. Without limiting the foregoing, the General Partner is expressly authorized to issue New Securities for less than fair market value, and the General Partner is expressly authorized to cause the Partnership to issue to the General Partner corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the interest of the General Partner and the Partnership (for example, and not by way of limitation, the issuance of shares of Common Stock and corresponding Units pursuant to an employee stock purchase plan providing for employee purchases of shares of Common Stock at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the shares of Common Stock, either at the time of issuance or at the time of exercise), and (y) the General Partner contributes all proceeds from such issuance and exercise to the Partnership.

     6.5 Capital Accounts. A separate capital account (a "Capital Account") shall be maintained for each Partner in accordance with the Code and the Regulations promulgated thereunder including, but not limited to, the rules regarding the maintenance of partners' Capital

Accounts set forth in Regulation Section 1.704-1. Subject to the immediately preceding sentence, there shall be credited to each Partner's Capital Account:
(i) the amount of money contributed by the Partner to the Partnership (subject, however, in the case of Additional Issuances of Common Stock, to the specific provisions of Section 6.3 hereof regarding the amount of the Capital Contribution by the General Partner under such circumstances), (ii) the Gross Asset Value of any property contributed by the Partner to the Partnership, (iii) the amount of any Partnership liabilities assumed by such Partner or which are secured by any property distributed to such Partner and (iv) the Partner's share of income or gain (or items thereof), including income and gain exempt from tax. There shall be charged against each Partner's Capital Account: (w) the amount of money distributed to the Partner by the Partnership, (x) the Gross Asset Value of any property distributed to the Partner by the Partnership, (y) the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership and
(z) the Partner's share of loss and deduction (or items thereof). To the extent a Partner's Capital Account is greater than zero, such excess is hereinafter referred to as a "positive balance". To the extent a Partner's Capital Account is less than zero, said amount is hereinafter referred to as a "deficit balance".

     6.6 Limited Liability. Notwithstanding anything in this Agreement to the contrary, the personal liability of a Limited Partner arising out of or in any manner relating to the Partnership shall be limited to and shall not exceed such Limited Partner's Capital Contribution made or required to be made pursuant to this Agreement. No Limited Partner shall have any personal liability for liabilities or obligations of the Partnership, except to the extent of its Capital Contribution, as aforesaid.

     6.7 Return of Capital. Except as otherwise provided herein, (i) no Partner shall be required to make any further or additional contributions to the capital of the Partnership or to lend or advance funds to the Partnership for any purpose and (ii) no Partner shall be entitled to the return of its capital, except to the extent, if any, that distributions are made or deemed to be made to such Partner otherwise than out of Profits pursuant to this Agreement.

     6.8 No Interest on Capital Contributions. No interest or additional share of Profits shall be paid or credited to the Partners on their Capital Accounts, or on any undistributed Profits or funds left on deposit with the Partnership; provided, however, that nothing contained herein shall be construed to prevent or prohibit the payment of interest on account of loans made by the Partners to the Partnership. Any loans made to the Partnership by a Partner shall not increase its Capital Contribution or interest in the Profits, Losses or Net Cash Flow of the Partnership, but shall be a debt due from the Partnership and repaid accordingly.

     6.9 No Third Party Beneficiary. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed among the parties hereto that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners.

     6.10 Common Stock Option Plans. The Partners hereby acknowledge that prior to the Offering the General Partner has adopted, and the Partners hereby acknowledge and agree that from and after the Offering the General Partner may adopt, without the consent of any Limited Partner, one or more stock option or incentive plans ("Stock Plans") pursuant to which officers, directors, trustees and/or employees of the General Partner, the Partnership or any Affiliate of either of them may acquire shares of Common Stock. On each date on which the General Partner issues any shares of Common Stock to a person pursuant to a Stock Plan (i) the consideration paid for each such share of Common Stock shall, as soon as received by the General Partner, be contributed to the capital of the Partnership and (ii) the General Partner shall be issued Partnership Units in an amount equal to that number of Partnership Units which, if such Partnership Units were redeemed as of their date of issuance by the General Partner for shares of Common Stock pursuant to Section 10.3 hereof, would result in the General Partner receiving that number of shares of Common Stock which are being issued to any such person pursuant to the Stock Plan. For purposes of this
Section 6.10 only, shares of Common Stock issued subject to forfeiture or other similar restrictions shall be deemed issued upon the lapse of such restrictions. Notwithstanding anything herein to the contrary, the mere grant of options to purchase shares of Common Stock pursuant to any Stock Plan shall not constitute the grant or issuance of shares of Common Stock for purposes of this Section 6.10.



                                     ARTICLE 7
                          ALLOCATION OF PROFITS AND LOSSES

     7.1 General Allocation of Profits and Losses. Except as otherwise provided in this Article 7, after giving effect to any and all special allocations set forth in Sections 7.3 and 7.4 below, all Profits and Losses of the Partnership (including all items of income and expense entering into the determination of such Profits and Losses), as finally determined by the Accountants for Federal income tax purposes for each fiscal year of the Partnership, shall be allocated to and among the Partners in accordance with their respective Percentage Interests.

     7.2 Allocations with Respect to Transferred Interests. Unless otherwise required by the Code and/or the Regulations as determined by the General Partner, in its sole and absolute discretion, any Profits or Losses allocable to an additional Partnership Interest issued during any year or any fiscal quarter or to a Partnership Interest which has been transferred during any year shall be allocated among the Persons who were holders of such Partnership Interest during such year in the manner described in Section 13.3(c) below.

     7.3 Deficit Restoration Obligation. In the event that any Limited Partner hereto enters into a "deficit restoration obligation" to the Partnership pursuant to this Section 7.3, and such Limited Partner has a deficit balance in its Capital Account following the liquidation of its interest in the Partnership, as determined after taking into account all Capital Account adjustments for the Partnership's taxable year during which the liquidation occurs, such Limited Partner shall be unconditionally obligated to restore the amount of such deficit balance to the Partnership by the later of
(i) the end of such taxable year, or (ii) 90 days after the date of the liquidation of the Limited Partner's interest in the Partnership, which amount shall, upon liquidation of the Partnership, be paid to creditors of the Partnership or distributed to other Partners in accordance with their positive Capital Account balances. For purposes hereof, a "deficit restoration obligation" shall mean an unconditional agreement by a Limited Partner to restore a deficit balance in its Capital Account (which may be limited in amount) in the form thereof used by the Partnership. Any Limited Partner may, but is not obligated to, enter into such an agreement at any time during the term hereof but not more often than annually.

     7.4  Regulatory Allocations.

          (a) Minimum Gain Chargeback. Notwithstanding any other provision of this Agreement (except as provided in Section 7.3(b) below), if there is a net decrease in Minimum Gain for a Partnership taxable year, each Partner shall be allocated, before any other allocation of Partnership items for such taxable year, items of gross income and gain for such year (and, if necessary, for subsequent years) in proportion to, and to the extent of, the amount of such Partner's share of the net decrease in Minimum Gain during such year. The income allocated pursuant to this Section 7.3(a) in any taxable year shall consist first of gains recognized from the disposition of property subject to one or more nonrecourse liabilities of the Partnership, and any remainder shall consist of a pro rata portion of other items of income or gain of the Partnership.

          (b) Exceptions to Section 7.3(a). The allocation otherwise required pursuant to Section 7.3(a) shall not apply to a Partner to the extent that:
     (a) such Partner's share of the net decrease in Minimum Gain is caused by a guarantee, refinancing or other change in the instrument evidencing a nonrecourse debt of the Partnership which causes such debt to become a partially or wholly recourse debt or a Partner Nonrecourse Debt, and such Partner bears the economic risk of loss (within the meaning of Treasury Regulation Section 1.752-2) for such changed debt; (b) such Partner's share of the net decrease in Minimum Gain results from the repayment of a nonrecourse liability of the Partnership, which repayment is made using funds contributed by such Partner to the capital of the Partnership; (iii) the IRS, pursuant to Treasury Regulation Section 1.704-2(f)(4), waives the requirement of such allocation in response to a request for such waiver made by the General Partner on behalf of the Partnership (which request the General Partner may or may not make, in its sole discretion, if it deter mines that the Partnership would be eligible therefor); or (iv) additional exceptions to the requirement of such allocation are established by revenue rulings issued by the IRS pursuant to Treasury Regulation
     Section 1.704-2(f)(5), which exceptions apply to such Partner, as determined by the General Partner in its sole discretion.

          (c) Qualified Income Offset. Notwithstanding any other provision of this Agreement, if a Partner unexpectedly receives an adjustment, allocation or distribution described in Regulation Section 1.704-1(b)(2)(ii)(d)(4),(5) or (6) that causes or increases an Excess Deficit Capital Account Balance with respect to such Partner, items of Partnership gross income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate such Excess Deficit Capital Account Balance as quickly as possible.

          (d) Gross Income Allocation. If at the end of any Partnership taxable year, a Partner has an Excess Deficit Capital Account Balance, such Partner shall be specially allocated items of Partnership income or gain in an amount and manner sufficient to eliminate such Excess Deficit Capital Account Balance as quickly as possible, until all Excess Deficit Capital Account Balances have been eliminated. To the extent that any class of Partnership Units that are convertible into OP Units has received distributions at the end of any Partnership taxable year (including any prior taxable year) in excess of the amounts such class of Partnership Units would have received during such taxable year or years if all of the Partnership Units of such class had been converted into OP Units (such excess being referred to hereinafter as "Excess Amounts"), such items of gross income or gain shall then be allocated proportionately to and among the holders of such class Partnership Units until such holders have been allocated an amount equal to all Excess Amounts.

          (e) Partner Nonrecourse Debt. Notwithstanding any other provision of this Agreement, any item of Partnership Loss, deduction or expenditures described in Code Section 705(a)(2)(B) that is attributable to a Partner Nonrecourse Debt shall be allocated to those Partners that bear the economic risk of loss for such Partner Nonrecourse Debt, and among such Partners in accordance with the ratios in which they share such economic risk, determined in accordance with Treasury Regulation Section 1.704-2(i). If there is a net decrease for a Partnership taxable year in any Partner Nonrecourse Debt Minimum Gain of the Partnership, each Partner with a share of such Partner Nonrecourse Debt Minimum Gain as of the beginning of such year shall be allocated items of gross income and gain in the manner and to the extent provided in Treasury Regulation Section 1.704-2(i)(4).

          (f) Interpretation. The foregoing provisions of this Section 7.3 are intended to comply with Treasury Regulation Sections 1.704-1(b) and 1.704-2 and shall be interpreted consistently with this intention. Any terms used in such provisions that are not specifically defined in this Agreement shall have the meaning, if any, given such terms in the Regulations cited above.

          (g) Curative Allocations. If any allocation of gain, income, loss, expense or any other item is made pursuant to Section 7.3(a), 7.3(c), 7.3(d) or 7.3(e) of this Agreement (the "Regulatory Allocations") with respect to one or more Partners (the "Deficit Partners"), then the balance of such items for the current and all subsequent fiscal years shall be allocated among the Partners other than the Deficit Partners as if such items were allocated among all the Partners (including the Deficit Partners) without regard to this Section 7.3, until the amount of such items that would have been allocated to the

     Deficit Partners but for the Regulatory Allocations equal the amount allocated to the Deficit Partners pursuant to the Regulatory Allocations.

     7.5 Special Allocations with Respect to Contributed or Revalued Property. Notwithstanding anything contained herein to the contrary, taxable income, gain, loss and deduction with respect to any Partnership property that is contributed to the Partnership by a Partner shall be shared among the Partners for income tax purposes pursuant to Regulations promulgated under Section 704(c) of the Code, so as to take into account the variation, if any, between the basis of the property to the Partnership and its initial Gross Asset Value. With respect to Partnership property that is initially contributed to the Partnership upon its formation, such variation between basis and initial Gross Asset Value shall be taken into account under the "traditional method" as described in Treasury Regulation Section 1.704-3(b), unless otherwise determined by the General Partner and the contributing Partner. With respect to properties subsequently contributed to the Partnership, the Partnership shall account for such variation under any method approved under Section 704(c) of the Code and the applicable regulations as chosen by the General Partner. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) of the definition of Gross Asset Value (as provided in Article 1 of this Agreement), subsequent allocations of tax items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Section 704(c) of the Code and the applicable regulations.

     7.6 Allocations with Respect to Partnership Units other than OP Units. In the event the General Partner issues additional classes of Partnership Units other than OP Units and the Series A and Series B Preferred Units to Limited Partners, then the General Partner shall determine, in its sole discretion, the Profits and Losses attributable to each class (subject to the requirement that the Profits attributed to any class must bear a reasonable relationship to the amount of cash distributions to that class) and shall allocate to Profits and Losses of each class of Partnership Units among the Partners in such class in proportion to their respective Percentage Interests in such class, after giving effect to any and all special allocations set forth in Sections 7.3 and 7.4 above.


                                     ARTICLE 8
                                   DISTRIBUTIONS

     8.1 Distribution of Net Cash Flow. Net Cash Flow of the Partnership, if any, shall be distributed to and among the Partners as follows:

          (a) If such Net Cash Flow has not arisen pursuant to a Liquidation of the Partnership, such Net Cash Flow shall be distributed (i) first, to holders of any class of Preferred Units in an amount equal to all preferential distributions on such Preferred Units as set forth in the Unit Certificate for such class, and (ii) thereafter, to the extent of the remaining amount, to and among the other Partners in accordance with their respective Percentage Interests; or

          (b) If such Net Cash Flow has arisen pursuant to a Liquidation of the Partnership, such Net Cash Flow shall be distributed to and among the Partners having positive balances in their Capital Accounts (after any and all allocations of Profits and Losses and prior distributions are reflected in such Capital Accounts), in proportion to and to the extent of such positive balances.

Net Cash Flow shall be distributed to the Partners in such amounts and at such intervals as the General Partner, in its sole discretion, may determine, but no less frequently than quarterly. With respect to each and every distribution of Net Cash Flow to the Partners hereunder, the General Partner shall distribute such Net Cash Flow only to those Partners who are Partners on the Partnership Record Date and whose Partnership Units were outstanding during the period to which such distribution relates and, with respect to those Partners who were issued additional Partnership Units during such period, the General Partner shall distribute Net Cash Flow (i) on a pro-rated basis based upon the number of days during such period that such Partners held such additional Partnership Units or (ii) on such other reasonable basis as determined by the General Partner in its sole discre tion; provided, however, in no event may a Partner receive a distribution of Net Cash Flow with respect to any particular Partnership Unit if such Partner is entitled to receive a distribution out of such Net Cash Flow with respect to one or more shares of Common Stock for which such Partnership Unit has been redeemed. Notwithstanding the fore going, the General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consis tent with its qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable the General Partner to pay stock holder dividends that will (i) satisfy the REIT Requirements and (ii) avoid any federal income or excise tax liability of the General Partner.

     8.2 Distributions in Kind. No right is given to any Partner to demand and receive property or cash. The General Partner may determine, in its sole and absolute discretion, to make a distribution in kind to the Partners of Partnership assets, and such assets shall be distributed in such a fashion as to ensure that the fair market value of such assets is distri buted and allocated in accordance with Section 8.1 hereof.

     8.3 Withholding. Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local or foreign taxes that the General Partner determines or reasonably believes that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Code Sections 1441, 1442, 1445 or 1446. Any and all amounts withheld pursuant to this Section
8.3 with respect to any allocation, payment or distribution to any Partner hereunder shall be treated as amounts distributed to such Partner pursuant to
Section 8.1 hereof for all purposes under this Agreement. If any amount is withheld by the Partnership pursuant to this Section 8.3 with respect to a particular Partner and such amount would not have been distributed to such Partner pursuant to Section 8.1 hereof at any time on or before the date it is withheld, then such Partner shall contribute to the capital of the Partnership an amount equal to the amount so withheld as soon as practicable after the delivery by the General Partner to such Partner of a notice requesting such contribution to the

Partnership. The General Partner, on behalf of the Partnership, shall have the right to offset any obligation of a Partner to contribute additional funds to the Partnership pursuant to the immediately preceding sentence of this Section
8.3 against any future distributions due to such Partner under Section 8.1 hereof.

     8.4 Distributions with Respect to Partnership Units other than OP Units. Notwithstanding the foregoing provisions of this Article 8, in the event the General Partner issues additional classes of Partnership Units other than OP Units or Series A and Series B Preferred Units to Limited Partners, then the General Partner shall determine, in its sole discretion (subject to Section 7.6), the amount of distributions of Net Cash Flow attributable to each class and shall distribute such Net Cash Flow to each class of Partnership Units among the Partners in such class in proportion to their respective Percentage Interests in such class or otherwise required pursuant to the terms of such Partner's Unit Certificates.


                                     ARTICLE 9
                                     MANAGEMENT

     9.1 Management of Partnership Affairs. Except as otherwise specifically provided in this Agreement, the General Partner shall have full, exclusive and complete responsibility and discretion in the management and control of the business and affairs of the Partnership and shall make all decisions affecting the Partnership's business and affairs. Subject to the fore going, the General Partner shall have all the rights, powers and obligations of a general partner as provided in the Act, and, except as otherwise provided, any action taken by the General Partner (in its capacity as such) shall constitute the act of and serve to legally bind the Partnership. Persons dealing with the Partnership shall be entitled to rely conclusively on the power and authority of the General Partner as set forth in this Agreement.

     9.2 Powers and Authorities of the General Partner. Except as otherwise specifically provided in this Agreement, and subject to Section 9.3 hereof, the General Partner is hereby granted the right, power and authority to do on behalf of the Partnership all things which, in its best business judgment, are necessary, proper or desirable to carry out its duties and responsibilities, including but not limited to, the right, power and authority:

          (a) To manage, control, invest, reinvest, acquire by purchase, lease or otherwise, develop, expand, sell, contract to purchase or sell, grant, obtain or exercise options to purchase, options to sell or conversion rights, assign, transfer, convey, deliver, endorse, exchange, pledge, mortgage, abandon, improve, repair, maintain, insure, lease for any term and otherwise deal with any and all property of whatsoever kind and nature, and wheresoever situated, in furtherance of the purposes of the Partnership;

          (b) To acquire, directly or indirectly, interests in real estate of any kind and of any type, and any and all kinds of interests therein, and to determine the manner in which title thereto is to be held; to manage, insure against loss, protect and subdivide any of the real estate, interests therein or parts thereof; to improve, develop or redevelop and expand any such real estate; to participate in the ownership and development of any property; to dedicate for public use, to vacate any subdivisions or parts thereof, to resubdivide, to contract to sell, to grant options to purchase or lease, to sell on any terms; to convey, to mortgage, pledge or otherwise encumber said property, or any part thereof; to lease said property or any part thereof from time to time, upon any terms and for any period of time, and to renew or extend leases, to amend, change or modify the terms and provisions of any leases and to grant options to lease and options to renew leases and options to purchase; to partition or to exchange said real property, or any part thereof, for other real or personal property; to grant easements or charges of any kind; to release, convey or assign any right, title or interest in or about or easement appurtenant to said property or any part thereof; to construct and reconstruct, remodel, alter, repair, add to or take from buildings on said premises; to insure any Person having an interest in or responsibility for the care, management or repair of such property; to direct the trustee of any land trust to mortgage, lease, convey or contract to convey the real estate held in such land trust or to execute and deliver deeds, mortgages, notes, and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; to execute assignments of all or any part of the beneficial interest in such land trust;

          (c) To employ, engage or contract with or dismiss from employment or engagement Persons to the extent deemed necessary by the General Partner for the operation and management of the Partnership business, including but not limited to, contractors, subcontractors, engineers, architects, surveyors, mechanics, consultants, accountants, attorneys, insurance brokers, real estate brokers and others;

          (d)  To enter into contracts on behalf of the Partnership;

          (e) To borrow money, procure loans and advances from any Person for Partnership purposes, and to apply for and secure, from any Person, credit or accommodations; to contract liabilities and obligations, direct or contingent and of every kind and nature with or without security; and to repay, discharge, settle, adjust, compromise or liquidate any such loan, advance, credit, obligation or liability;

          (f) To pledge, hypothecate, mortgage, assign, deposit, deliver, enter into sale and leaseback arrangements or otherwise give as security or as additional or substitute security, or for sale or other disposition any and all Partnership property, tangible or intangible, including, but not limited to, real estate and beneficial interests in land trusts, and to make substitutions thereof, and to receive any proceeds thereof upon the release or surrender thereof; to sign, execute and deliver any and all assignments, deeds and other contracts and instruments in writing; to authorize, give, make, procure, accept and receive moneys, payments, property, notices, demands, vouchers, receipts, releases, compromises and adjustments; to waive notices, demands, protests and authorize and execute waivers of every kind and nature; to enter into, make, execute, deliver and receive written agreements, undertakings and instruments of every kind and nature; to give oral instructions and make oral agreements; and generally to do any and all other acts and things incidental to any of the foregoing or with reference to any dealings or transactions which any attorney may deem necessary, proper or advisable;

          (g) To acquire and enter into any contract of insurance which the General Partner deems necessary or appropriate for the protection of the Partnership, for the conservation of the Partnership's assets or for any purpose convenient or beneficial to the Partnership;

          (h) To conduct any and all banking transactions on behalf of the Partnership; to adjust and settle checking, savings, and other accounts with such institutions as the General Partner shall deem appropriate; to draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into, or from any account in the Partnership's name; to execute, procure, consent to and authorize extensions and renewals of the same; to make deposits and withdraw the same and to negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts;

          (i) To demand, sue for, receive, and otherwise take steps to collect or recover all debts, rents, proceeds, interests, dividends, goods, chattels, income from property, damages and all other property, to which the Partnership may be entitled or which are or may become due to the Partnership from any Person; to commence, prosecute or enforce, or to defend answer or oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; and to settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters which may arise between the Partnership and any other Person and to grant an extension of time for the payment or satisfaction thereof on any terms, with or without security;

          (j) To make arrangements for financing, including the taking of all action deemed necessary or appropriate by the General Partner to cause any approved loans to be closed;

          (k) To take all reasonable measures necessary to insure compliance by the Partnership with applicable arrangements, and other contractual obligations and arrangements entered into by the Partnership from time to including periodic reports as required to lenders and using all due diligence to insure that the Partnership is in compliance with its contractual obligations;

          (l)  To maintain the Partnership's books and records; and

          (m) To prepare and deliver, or cause to be prepared and delivered by the Partnership's Accountants, all financial and other reports with respect to the operations of the Partnership, and preparation and filing of all Federal and state tax returns and reports.

Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

     9.3  Major Decisions.

          The General Partner shall not, without the prior consent of holders of at least eighty-five percent (85%) of the Partnership Units taken as a single class, on behalf of the Partnership, undertake any of all following actions:

          (a) Cause or permit the merger of the Partnership into any Person pursuant to a transaction in which the Partnership is not the surviving entity, or take any other action which may have the effect of the foregoing;

          (b)  Dissolve, liquidate or wind-up the Partnership; or

          (c) Convey or otherwise transfer all or substantially all of the Partnership's assets in one or a series of transactions.

     9.4  Restrictions on General Partner's Authority.

          (a) The General Partner may not take any action in contravention of this Agreement, including, without limitation:

               (i) Take any action that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement;

               (ii) Admit a Person as a Partner, except as otherwise provided in this Agreement;

              (iii) Perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act; or

               (iv) Enter into any contract, mortgage, loan or other agreement that prohibits or restricts, or has the effect of prohibiting or restricting, the ability of a Limited Partner to exercise its Redemption Rights in full, except with the written consent of such Limited Partner.

          (b) The General Partner may not, without the consent of all of the Limited Partners, change its policy of holding its assets and conducting its business solely through the Partnership, nor may any transactions described in Section 12.6(a) or 12.6(b), without the consent of all the Limited Partners, be structured in a manner which will change the General Partner's policy of holding its assets and conducting its business through the Partnership (or the Surviving Partnership, if applicable) if the result of such transaction is the recognition of gain by the Limited Partners.

     9.5 Engagements by the Partnership. The General may engage, on behalf and at the expense of the Partnership, such professional persons, firms or corporations as the General Partner in its reasonable judgment shall deem advisable for the conduct and operation of the business of the Partnership, including, without limitation, brokers, mortgage bankers, lawyers, accountants, architects, engineers, consultants, contractors and purveyors of other such services for the Partnership on such terms and for such compensation or costs as the General Partner, in its reasonable judgment, shall determine.

     9.6 Engagement of Affiliates. The General Partner may, on behalf and at the expense of the Partnership, engage the General Partner or a firm in which the General Partner, a Limited Partner, or a Partner, officer, director, stockholder or Affiliate of any of them, has an interest, to render services to the Partnership and/or the assets of the Partnership, provided that the fees or other compensation payable for such services are specifically authorized by the terms of this Agreement or are comparable to those prevailing in arm's-length transactions for similar services and are approved by the Board of Directors.

     9.7 Liability of the General Partner. The General Partner and its Affiliates, officers, directors, agents and employees shall not be liable, responsible or accountable in damages or otherwise to the Partnership or any of the Partners or their successors or assigns for any acts or omissions performed or omitted within the scope of its authority as General Partner, or otherwise conferred on the General Partner and such Affiliates, officers, directors, agents and employees by this Agreement, provided that the General Partner or such Affiliates, officers, directors, agents or employees shall act in good faith and shall not be guilty of willful misconduct or gross negligence.

     9.8  Reimbursement of Certain Expenses of the General Partner.

          (a) Except as provided in this Section 9.8 and elsewhere in this Agreement (including the provisions of Articles 7 and 8 regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

          (b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the ownership and operation of, or for the benefit of, the Partnership, including without limitation, any expenses incurred by the General Partner in connection with the management by the General Partner of any property owned by any Property Partnership; provided, however, that the amount of any such reimbursement shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership. The

     Limited Partners acknowledge that the General Partner's sole business is the ownership of interests in and operation of the Partnership and that all of the General Partner's expenses are incurred for the benefit of the Partnership.

          (c) The General Partner shall be deemed to be reimbursed in accordance with the provisions of Sections 6.1 and 6.3 hereof for all expenses it incurs relating to the Offering and any other offering and/or issuance of Additional Partnership Units, Partnership Interests and/or Common Stock as described in Sections 6.1 and 6.3 hereof.

     9.9 Outside Activities of the General Partner. The General Partner shall not directly or indirectly enter into or conduct any business, other than in connection with the ownership, acquisition and disposition of Partnership Interests as a General Partner and the management of the business of the Partnership, and such activities as are incidental to same. The General Partner shall not, directly or indirectly, participate in or otherwise acquire any interest in any real or personal property, except its Partnership Interest as a General Partner and as otherwise provided in this Agreement, and other than such short-term liquid investments, bank accounts or similar instruments as it deems necessary to carry out its responsibilities contemplated under this Agreement.

     9.10 Operation in Accordance with REIT Requirements. The Partners acknowledge and agree that the Partnership shall be operated in a manner that will enable the General Partner to (i) satisfy the REIT Requirements and (ii) avoid the imposition of any federal income or excise tax liability. The Partnership shall avoid taking any action which would result in the General Partner ceasing to satisfy the REIT Requirements or would result in the imposition of any federal income or excise tax liability on the General Partner.

     9.11 Title Holder. To the extent allowable under applicable law, title to all or any part of the properties of the Partnership may be held in the name of the Partnership or any other individual, corporation, partnership, trust or otherwise, 100% of the beneficial interest in which shall at all times be vested in the Partnership. Any such title holder shall perform any and all of its respective functions to the extent and upon such terms and conditions as may be determined from time to time by the General Partner.


                                     ARTICLE 10
                     RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

     10.1 No Participation in Management of Partnership; Rights of Limited Partners to Certain Documents

          (a) The Limited Partners shall have such rights as are enumerated as rights of limited partners under the Act. The Limited Partners, in such capacity, shall not take part in, or interfere in any manner, with the conduct or control of the Partnership's business and shall have no right or authority to act for or bind the Partnership, said powers being vested solely and exclusively in the General Partner. Except as specifically set forth in this Agreement, the Limited Partners, in their capacities as such, shall not have any right or power whatsoever to take any action with respect to the conduct or control of the Partnership or its business including, but not limited to, any right to vote on, or otherwise approve, any matters or decisions, whether material, major or otherwise, in connection with the business of the Partnership.

          (b) In addition to any other rights provided in this Agreement or by the Act, and except as limited by Section 10.1(c) below, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense:

          (i) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the General Partner pursuant to the Securities Exchange Act of 1934, as amended, and each report sent to the stockholders of the General Partner;

          (ii) to obtain a copy of the Partnership's federal, state and local income tax returns for each fiscal year of the Partnership;

         (iii) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

          (iv) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

          (v) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

          (c) Notwithstanding any other provisions of Section 10.1(b), the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or the General Partner or (ii) the Partnership or the General Partner is required by law or by agreements with unaffiliated third parties to keep confidential.

     10.2 Withdrawal, Retirement, Death, Incompetency, Insolvency or Dissolution of a Limited Partner. A Limited Partner shall have no right to withdraw, retire or resign from the Partnership. The death, incompetency, insolvency or dissolution of a Limited Partner shall not terminate the Partnership. Upon the death of a Limited Partner, his or her executor, administrator or successor in interest shall have all of the rights and duties of a Limited Partner for the purpose of settling his or her estate.

     10.3 Redemption Rights.

          (a) Grant of Rights. The General Partner does hereby grant to the Limited Partners and the Limited Partners do hereby accept the right, but not the obligation (such right shall be referred to hereinafter sometimes as the "Redemption Rights"), to require the Partnership to redeem all or part of their OP Units or other classes of Partnership Units as may be designated by the General Partner for shares of Common Stock and/or cash, at any time or from time to time after the date which is one (1) year after the date on which such Partnership Units were issued (or such later date after the date of issuance as may be specified in the Certificate of Designation of any class of Partnership Units or otherwise determined by the General Partner) on the terms and subject to the conditions and restrictions contained in this Section 10.3. For purposes of this Section 10.3, OP Units issued upon the redemption of Series A or Series B Preferred Units shall be deemed to have been issued on the date such Series A or Series B Preferred Units were issued.

          (b) Delivery of Exercise Notices. Any one or more Limited Partners ("Exercising Partners") may, subject to the limitations set forth in this
     Section 10.3, deliver to the General Partner written notice in the form attached to the Unit Certificate as Attachment 1 (the "Exercise Notice") pursuant to which such Exercising Partners elect to exercise their Redemption Rights with respect to all or any portion of their Partnership Units. The Exercise Notice shall specify the specific number of Partnership Units which the Limited Partner intends to require the Partnership to redeem for shares of Common Stock and the specific number of Partnership Units which the Limited Partner intends to require the Partnership to redeem for cash. Only whole numbers of Partnership Units may be redeemed. Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the General Partner of shares of Common Stock and/or cash in respect of such Partnership Units in accordance with the terms hereof.

          (c) Assumption by General Partner. Notwithstanding anything contained herein to the contrary, the General Partner may, in its sole and absolute discretion, assume directly the obligation with respect to and satisfy an Exercising Partner's exercise of a Redemption Right by paying to the Exercising Partner, at the General Partner's election, shares of Common Stock and/or cash, as determined in accordance with the provisions of
     Section 10.3(e) below, whereupon the General Partner shall acquire the Offered Units and shall be treated for all purposes of this Agreement as the owner of such Offered Units. In the event the General Partner shall exercise its right to satisfy the Redemption Right in the manner described in the preceding sentence, the Partnership shall have no obligation to pay any amount to the Exercising Partner with respect to such Exercising Partner's exercise of the Redemption Right, and each of the Exercising Partner, the Partnership and the General Partner shall treat the transaction between the

     General Partner and the Exercising Partner as a sale of the Offered Units to the General Partner for federal income tax purposes.

          (d) Limitation on Exercise of Redemption Rights. Redemption Rights may be exercised at any time and from time to time after the date which is one (1) year after the date on which such Partnership Units were issued (or such later date after the date of issuance as may be specified in the Certificate of Designation of any class of Partnership Units or otherwise determined by the General Partner), subject to the following limitations:

               (i) A Limited Partner may not exercise its Redemption Rights pursuant to any one particular Exercise Notice for less than One Thousand (1,000) Partnership Units or, if such Limited Partner holds less than One Thousand (1,000) Partnership Units, all of the Partnership Units held by such Limited Partner;

               (ii) A Limited Partner shall not have the right to exercise its
                    Redemption Rights hereunder if, in the opinion of counsel selected by the General Partner, in its sole and absolute discretion, such exercise and/or issuance of shares of Common Stock may or would (A) violate the General Partner's Articles of Incorporation, as amended from time to time, (B) cause the General Partner to fail any one or more of the REIT Requirements or (C) constitute a violation of applicable securities laws; and

              (iii) Each Limited Partner acknowledges and agrees that the issuance of shares of Common Stock pursuant to the Redemption Rights will not be registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. Accordingly, shares of Common Stock issued to such Limited Partner may be required to be held indefinitely and the General Partner shall have no obligation to register such shares under the Act or any state securities laws unless required to do so pursuant to a separate written agreement entered into by the General Partner at the time of the issuance. In addition, such Limited Partner will be required to meet such other requirements and to provide such other information and representations as the General Partner may require, which are required in the opinion of its counsel to lawfully allow it to issue such shares without registration under the Act and any applicable state securities laws. Each Limited Partner acknowledges that the certificates representing shares of Common Stock issued will also bear a legend with respect to any restrictions on transfer required in the opinion of counsel for the General Partner. The General Partner acknowledges that the Limited Partners have been granted the right, in certain circumstances and subject to certain limitations, to require the registration under the Act of the shares of Common Stock issued pursuant to the Redemption Rights.

     (e) Computation of Number of Exchange Shares and/or Cash To Be Paid. Each Partnership Unit which is to be redeemed for shares of Common Stock shall be redeemed for one share of Common Stock, as adjusted from time to time as provided in Section 10.3(i). Each Partnership Unit which is to be redeemed for cash shall be redeemed for an amount of cash equal to the Current Per Share Market Price (determined as of the Trading Day immediately preceding the date upon which the closing of the redemption of Offered Units is to occur). Notwithstanding anything contained herein to the contrary, the General Partner, in its sole and absolute discretion, shall have the right either (i) to deliver shares of Common Stock to each Exercising Partner in lieu of all or any portion of the cash requested by such Exercising Partner, the number of which shares of Common Stock shall be determined pursuant to the first sentence of this Section 10.3(e) or (ii) to cause the Partnership to pay cash to each Exercising Partner in lieu of all or any portion of the number of shares of Common Stock requested by such Exercising Partner, the amount of such cash per Partnership Unit shall be determined pursuant to the second sentence of this Section 10.3(e). No fractional shares of Common Stock shall be issued in return for Partnership Units. If more than one Partnership Unit shall be requested to be redeemed at the same time by the same Limited Partner, the number of full shares of Common Stock that shall be issuable upon the redemption thereof shall be computed on the basis of the aggregate number of shares of Common Stock represented by the Partnership Units so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 10.3(e), be issuable on the redemption of any Partnership Units (or specified portion thereof), the General Partner shall pay an amount in cash equal to the Current Per Share Market Price (determined as of the Trading Day immediately preceding the date upon the closing of the Redemption of the Offered Units is to occur), multiplied by such fraction.

     (f) Closing; Delivery of Election Notice. The closing of the redemption of Offered Units shall, unless otherwise mutually agreed, be held at the principal offices of the General Partner, on the date agreed to by the General Partner and the Exercising Partners, which date shall in no event be later than:
(i) ten (10) business days after the date of delivery of the Exercise Notice to the General Partner or (ii) the first date upon which all legal and other conditions with respect to such redemption have been satisfied (which shall include the expiration or termination of any applicable waiting periods).

     (g) Closing Deliveries. At the closing of the redemption of Offered Units, (i) the Exercising Partners shall execute and deliver (A) proper instruments of transfer and assignment of the Offered Units, (B) a Unit Certificate or Unit Certificates representing the number of Offered Units to be so redeemed and (C) representations and warranties with respect to their due authority to sell all of the right, title and interest in and to such Offered Units to the General Partner and, with respect to the status of the Offered Units, that such Offered Units are free and clear of all liens, claims and encumbrances whatsoever, and (ii) the General Partner shall (A) if shares of Common Stock are to be issued, execute and deliver representations and warranties with respect to its due authority to issue the shares of Common Stock to be received in the exchange; deliver an opinion of counsel for the General Partner, reasonably satisfactory to the Exercising Partners, to the effect that such shares of Common Stock have been duly authorized, are validly issued, fully-paid and non-assessable; and deliver a stock certificate or certificates evidencing the shares of Common Stock to be issued and registered in the name(s) of the Exercising Partner(s) or its or their designee(s), and/or (B) if cash is to be paid for Partnership Units, deliver a check in the amount of any cash due to the Exercising Partner(s) at such closing. If any Exercising Partner shall have delivered a Unit Certificate or Unit Certificates representing a number of Partnership Units in excess of the number of Offered Units, the Partnership shall issue to such Exercising Partner, at the expense of the Partnership, a new Unit Certificate covering the number of Partnership Units representing the unredeemed portion of the Unit Certificate or Unit Certificates so surrendered, which new Unit Certificate shall entitle the holder thereof to such rights of ownership of Partnership Units to the same extent as if the Unit Certificate covering such unredeemed Partnership Units had not been surrendered for redemption.

     (h) Restriction on Redemption of Partnership Units. Notwithstanding anything in paragraph (e) and (f) above, or any other provision of this Section
10.3 to the contrary, after the earlier of January 1, 2006, or the date on which the number of Partners exceeds 500, upon delivery of the Exercise Notice, the General Partner shall notify the Limited Partner, within 10 days thereof, whether such Offered Units will be redeemed for cash or Common Stock and the closing of the redemption of Offered Units shall not occur any earlier than the later of (i) 10 days after such notification by the General Partner or (ii) the fifteenth (15th) day after the date on which the Exercise Notice for such Offered Units was delivered to the General Partner (or, if later, in both case
(i) and (ii), the first date upon which all legal and other conditions with respect to such redemption have been satisfied, which shall include the expiration or termination of any applicable waiting periods), and in no event shall the current Per Share Market Price of any such Offered Units be determined as of any Trading Date prior to the fourteenth (14th) business day after the date of delivery of the Exercise Notice; provided, however, that the provisions of this Section 10.3(h) shall cease to apply and shall have no further force or effect on the date, if any, on which the Partnership receives either a ruling from the IRS or an unqualified opinion from the General Partner's counsel to the effect that, under the original provisions of paragraph (e) and (f) prior to any modification thereof by this paragraph (h), the Partnership will not be treated as a "publicly traded partnership" within the meaning of Section 7704 of the Code or any successor provision.

     (i) Term of Rights. Unless sooner terminated, the rights of the parties with respect to the Redemption Rights shall commence as of the date which is one
(1) year after the date of this Agreement and lapse for all purposes and in all respects upon the termination of the Partnership; provided, however, that the parties hereto shall continue to be bound by an Exercise Notice delivered to the General Partner prior to such termination.

     (j) Covenants of the General Partner. To facilitate the General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

          (i) At all times during the pendency of the Redemption Rights, the General Partner shall reserve for issuance such number of shares of Common Stock as may be necessary to enable the General Partner to issue such shares in full exchange for all Partnership Units held by the Limited Partners which are from time to time issued and outstanding;

          (ii) During the pendency of the Redemption Rights, each Limited Partner shall receive in a timely manner all reports and/or other communications transmitted from time to time by the General Partner to its shareholders generally; and

         (iii) In case the General Partner shall issue rights or warrants to all holders of shares of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Per Share Market Price as of the date immediately prior to the date of such issuance, the General Partner shall also issue to each holder of a Partnership Unit such number of rights or warrants, as the case may be, as he would have been entitled to receive had he required the Partnership to redeem his Partnership Units immediately prior to the record date for such issuance by the General Partner.

          (iv) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares, the number of shares of Common Stock for which each Partnership Unit thereafter may be redeemed shall be increased proportionately, and, conversely, in case outstanding shares of Common Stock each shall be combined into a smaller number of shares, the number of shares of Common Stock for which each Partnership Unit thereafter may be redeemed shall be reduced proportionately, such increase or reduction as the case may be, to become effective immediately after the opening of business on the Trading Day following the day upon which such subdivision or combination becomes effective.

          (v) In case shares of Common Stock shall be changed into the same or a different number of shares of any class or classes of shares of beneficial interest, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or a stock dividend described in Section 10.3(i)(iv) above) then and in each such event the Limited Partners shall have the right thereafter to require the Partnership to redeem their Partnership Units for the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock for which the Partnership Units might have been redeemed immediately prior to such reorganization, reclassification or change.

          (vi) The General Partner may, but shall not be required to, make such adjustments to the number of shares of Common Stock issuable upon redemption of a Partnership Unit, in addition to those required by paragraphs (iii), (iv) and (v) of this Section 10.3(i), as the Board of Directors considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.
               The Board of Directors shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this Section 10.3(i) and its actions in so doing shall be final and conclusive.

          (k) Limited Partners' Covenant. Each Limited Partner covenants and agrees with the General Partner that all Offered Units tendered to the General Partner in accordance with the exercise of Redemption Rights herein provided shall be delivered to the General Partner free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Offered Units, the General Partner shall be under no obligation to acquire the same. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Offered Units to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer tax.


                                      ARTICLE 11
                           BANKING, RECORDS AND TAX MATTERS

     11.1 Partnership Funds. All funds of the Partnership shall be deposited in its name in accounts (with banks, "money-market funds," or securities of the United States government or like investment or depository media) designated by the General Partner, and the General Partner or its designees shall have the right to draw checks or other orders of withdrawal thereon and make, deliver, accept and endorse negotiable instruments in connection with the Partnership business.

     11.2 Books and Records. The following books, records, and accounts shall be maintained by the Partnership, showing its assets, liabilities, transactions, and financial condition: a current list of the full name and last known address of each Partner, separately identifying the General and Limited Partners and set forth in alphabetical order and setting forth the amount of cash or a description and statement of the Agreed Value of other property contributed or agreed to be contributed by each partner; the date on which each became a Partner; a copy of the Certificate and all amendments thereto; copies of the Partnership's federal, state and local income tax returns and reports, if any, for the six most recent years; copies of this Agreement and any amendments thereto; and copies of any financial statements of the Partnership for the three most recent years. The Partnership's books shall be maintained at the principal office of the Partnership. Each Partner shall have the right to inspect and copy such materials at all reasonable times and during ordinary business hours. The General Partner is not required to deliver to any Limited Partner copies of the Certificate or any amendments thereto, unless requested by such Limited Partner. Notwithstanding the foregoing, the General Partner shall have the authority to designate a transfer agent to maintain a record of all of the Partners of the Partnership, and the appointment of the transfer agent shall relieve the Partnership of any obligations to keep separate records with respect to the matters recorded in the books and records maintained by the transfer agent. The General Partner may, from time to time, demand a statement from the Limited Partners of record requesting each Limited Partner to disclose the actual owners of the Partnership Units, including the identity of individuals or beneficial owners that have an interest directly or indirectly (through other passthrough entities) in such Limited Partner. Each Limited Partner should submit such statement to the General Partner within 30 days after such request was made by the General Partner.

     11.3 Financial Statements. Within ninety-five (95) days after the close of each fiscal year of the Partnership, the General Partner shall cause to be prepared (at the Partnership's expense) and furnished to each Person who was a Partner during the fiscal year then ended, a balance sheet of the Partnership as of the close of such fiscal year and statements of income or loss, and Net Cash Flow, if any. Such statements shall be prepared in accordance with generally accepted accounting principles and certified by the Accountants for the Partnership, unless such certification is waived, in writing, by all of the Partners.

     11.4 Tax Returns. Within ninety (90) days following the close of each fiscal year of the Partnership, the General Partner shall cause to be prepared (at the Partnership's expense) a United States Partnership Return of Income and cause to be furnished to each Person who was a Partner during the fiscal year a schedule (a "K-1 Schedule") of each such Partner's share of income, credits, and deductions on the form then prescribed by the IRS. All elections and options available to, or determinations as to items of income or expense of, the Partnership for federal or state income tax purposes shall be taken, rejected or made by the Partnership in the sole discretion of the General Partner.

     11.5 Section 754 Matters. The General Partner, on behalf of the Partnership, shall file an election under Section 754 of the Code in accordance with the procedures set forth in the applicable Regulations promulgated thereunder, which shall be effective beginning with the first fiscal year of the Partnership with respect to which the Partnership is eligible to make such election, which election, for such fiscal year, may not be revoked for any reason.

     11.6 Tax Matters Partner. The General Partner is hereby appointed the "tax matters partner" of the Partnership for all purposes pursuant to Sections 6221-6231 of the Code. The Partnership shall reimburse the tax matters partner for any and all out-of-pocket costs and expenses (including attorneys' and accountants' fees) incurred or sustained by it in its capacity as tax matters partner. The Partnership shall indemnify, defend and hold the tax matters partner harmless from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees) sustained or incurred as a result of any act or decision concerning the Partnership tax matters and within the scope of its responsibility as tax matters partner.

     11.7 Other Reports. The General Partner shall deliver to each Limited Partner, in a timely manner, all reports and/or other communications transmitted from time to time by the General Partner to its shareholders.


                                     ARTICLE 12
                       TRANSFER OF GENERAL PARTNER INTERESTS

     12.1 Transfer of Interest of the General Partner. No General Partner may at any time sell, assign, transfer, pledge or encumber any or all of its Partnership Interest in the Partnership or withdraw or retire from the Partnership except as otherwise provided herein or with the prior written consent of Partners owning eighty-five percent (85%) of the issued and outstanding Partnership Units taken as a single class. Retirement or withdrawal from the Partnership shall not relieve the General Partner of any obligation theretofore incurred by it hereunder. Notwithstanding anything contained herein to the contrary, the Limited Partners shall have no right whatsoever to remove the General Partner from the Partnership.

     12.2 Retirement of the General Partner. If a General Partner shall liquidate or dissolve, be adjudged bankrupt, enter into an assignment for the benefit of creditors, have a receiver appointed to administer its interest in the Partnership, be the subject of a voluntary or involuntary petition for bankruptcy that is not dismissed or vacated within ninety (90) days of filing, or have its interest in the Partnership seized by a judgment creditor, or if there shall be an individual general partner and he shall die, be adjudicated incompetent or become permanently disabled (each of the foregoing events is referred to hereinafter as an "Event of Retirement"), such General Partner, without further act or notice, immediately shall be deemed to have retired as General Partner of the Partnership. If the General Partner retires as General Partner of the Partnership as aforesaid, (i) such General Partner (or its administrator, executor, personal representative or successor) (a) shall become a nonparticipating Limited Partner (a "Nonparticipating Limited Partner") retaining the General Partner's former interest in the Profits, Losses and Net Cash Flow of the Partnership, but shall not acquire any right or interest in any payment or distribution to the Limited Partners, as such, pursuant hereto, (b) shall have no right to participate in the management of the affairs of the Partnership, and (c) shall be disregarded in determining whether any approval, consent, or other action has been given or taken by the

Limited Partners; and (ii) the surviving General Partner(s), if any, shall remain as such and the Partners hereby agree and consent that the Partnership shall continue in effect and shall not terminate, subject, however, to the provisions of Section 12.5 hereof.

     12.3 Transferee of the General Partner's Interest. Any Person, other than the General Partner, who acquires, in any manner whatsoever (except as herein otherwise provided) the interest, or any portion thereof, of the General Partner, shall not be a General Partner, but shall be entitled to become a Nonparticipating Limited Partner upon written acceptance and adoption of all of the terms and provisions of this Agreement and compliance with the requirements of Section 13.3 of this Agreement. Such Person shall, to the extent of the interest acquired, be entitled only to the transferor General Partner's rights, if any, in the Profits, Losses and Net Cash Flow of the Partnership, but shall not acquire any right or interest in any payment or distribution to the Limited Partners, as such, pursuant hereto. No such Person shall have any right to participate in the management of the affairs of the Partnership, and the interest acquired by such Person shall be disregarded in determining whether any approval, consent or other action has been given or taken by the Limited Partners.

     12.4 Retirement of Last Remaining General Partner. If the last remaining General Partner shall at any time withdraw or suffer an Event of Retirement, the Limited Partners shall have the right, within ninety (90) days thereafter, by a written consent executed and delivered by Limited Partners owning a majority of the issued and outstanding Partnership Interests taken as a single class, to appoint one or more new General Partners as replacement General Partners, unless the Act requires a greater percentage of the Limited Partners to consent to the continuation of the Partnership, in which case such higher percentage shall be required for the continuation of the Partnership. In such event, the Limited Partners shall create for such replacement General Partners such interest in the Partnership Profits, Losses and Net Cash Flow as the Limited Partners may agree upon from among their collective interests in the Partnership.

     12.5 Continuation of Partnership. In the event of the timely appointment of a replacement or new General Partner(s) pursuant to this Article 12, the relationship of the Partners shall be governed by the provisions of this Agreement, the Partnership shall be continued, and the replacement or new General Partner(s) shall have all of the management rights, duties, responsibilities, authority and powers provided the General Partner in this Agreement. If the Limited Partners fail to select a replacement or new General Partner(s), whichever the case may be, within ninety (90) days following retirement of the last remaining General Partner, the Partnership shall dissolve and terminate.

     12.6 Merger or Consolidation of the General Partner.

          (a) Whether or not Section 9.3 hereof is applicable, the General Partner shall not, unless Section 12.6(b) is applicable, engage in any merger, consolidation or other combination with or into another person, sale of all or substantially all of its assets or any reclassification, recapitalization or similar transaction (each, a "Termination Transaction"), unless such Termination Transaction is one in connection with which all Limited Partners either will receive, or will have the right to elect to receive, for each

     Partnership Unit, an amount of cash, securities, or other property equal to the product of the number of shares of Common Stock into which such Partnership Unit is convertible (or in the case of a Series A and Series B Preferred Unit, the number of OP Units into which such Series A or Series B Unit is convertible) and the greatest amount of cash, securities or other property paid to a holder of one share of Common Stock in consideration of one share of Common Stock pursuant to the terms of the Termination Transaction; provided that; if, in connection with the Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of the outstanding Common Stock, each holder of Partnership Units (other than the Series A or Series B Preferred Units or any other class of Partnership Units that are not directly redeemable for Common Stock) shall receive, or shall have the right to elect to receive, the greatest amount of cash, securities, or other property which such holder would have received had it exercised its right to Redemption (as set forth in Section 10.3)) and received Common Stock in exchange for its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Termination Transaction shall have been consummated.

          (b) Whether or not Section 9.3 hereof is applicable, the General Partner may merge, or otherwise combine its assets, with another entity without satisfying the requirements of Section 12.6(a) hereof if: (i) immediately after such merger or other combination, substantially all of the assets directly or indirectly owned by the surviving entity, other than Partnership Units held by such General Partner, are owned directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership (in each case, the "Surviving Partnership"); (ii) the Limited Partners own a percentage interest of the Surviving Partnership based on the relative fair market value of the net assets of the Partnership (as determined pursuant to Section 12.6(c)) and the relative fair market value of the other net assets of the Surviving Partnership (as determined pursuant to Section 12.6(c)) immediately prior to the consummation of such transaction; (iii) the rights, preferences and privileges of the Limited Partners in the Surviving Partnership are at least as favorable as those in effect immediately prior to the consummation of such transaction and as those applicable to any other limited partners or non-managing members of the Surviving Partnership; and (iv) such rights of the Limited Partners include the right to exchange their interests in the Surviving Partnership for at least one of: (A) the consideration available to such Limited Partners pursuant to Section 12.6(a), or (B) if the ultimate controlling person of the Surviving Partnership has publicly traded common equity securities, such common equity securities, with an exchange ratio based on the relative fair market value of such securities (as determined pursuant to Section 12.6(c)) and the Common Stock.

          (c) In connection with any transaction permitted by Section 12.6(a) or 12.6(b), the relative fair market values shall be reasonably determined by the General Partner as of the time of such transaction and, to the extent applicable, shall be no less favorable to the Limited Partners than the relative values reflected in the terms of such transactions.


                                     ARTICLE 13
                       TRANSFER OF LIMITED PARTNER INTERESTS

     13.1 Transfer of Interest of a Limited Partner. Except as otherwise specifically provided in this Agreement, no Limited Partner may sell, assign, transfer, pledge, encumber or in any manner dispose of all or any part of its Partnership Interest without the prior written consent of the General Partner, which consent may not be unreasonably withheld. Notwithstanding the foregoing, each Limited Partner shall have the right to (i) pledge or otherwise encumber all or any portion of its Partnership Interest (subject, however, to applicable securities laws) and/or (ii) transfer all or any portion of its Partnership Interest to members of the Immediate Family of such Limited Partner and to one or more trusts for the benefit of one or more members of the Immediate Family of such Limited Partner for estate and/or gift tax purposes, upon prior written notice to the General Partner. Without limiting the generality of the foregoing, in no event shall the General Partner consent to an assignment of all or any portion of the Partnership Interest of a Limited Partner in the Partnership if, in the opinion of the General Partner (or of counsel satisfactory to the General Partner), such assignment (i) will result in a termination of the Partnership for federal income tax purposes or otherwise result in adverse tax consequences to the Partnership or any Partner, (ii) will result in the Partnership failing to qualify for an exemption from the registration requirements of the federal or any applicable state securities laws, (iii) will result in the imposition of fiduciary responsibility on the Partnership or any Partner under the Employee Retirement Income Security Act of 1974, as amended from time to time, (iv) will result in a violation of any provision of any mortgage or trust deed (or the note or bond secured thereby) constituting a lien against any assets of the Partnership, or other instrument, document or agreement to which the Partnership is a party or otherwise bound,
(v) represents a transfer of any component portion of a Partnership Interest, such as the Capital Account, or rights to Net Cash Flow, separate and apart from all other components of a Partnership Interest, or (vi) will cause the General Partner to cease to comply with any and all REIT Requirements. Subject to satisfaction of the conditions therefor set forth or referred to herein, each Limited Partner hereby consents to the substitution or admission of any assignee of a Limited Partner. Any sale, assignment, transfer, pledge, encumbrance, hypothecation or other disposition by a Limited Partner of all or any part of its Partnership Interest in violation of the provisions hereof shall be void ab initio and of no force or effect whatsoever.

     13.2 Assignee and Substitute Limited Partners. No Person shall be admitted as an assignee or substituted Limited Partner under this Agreement unless and until:

          (a) An assignment is made in writing, signed by the assigning Partner and accepted in writing by the assignee, and a duplicate original of such assignment has been delivered to and approved by the General Partner;

          (b) The General Partner has received an opinion of counsel favorably covering the matters described in clauses (i) through (vi) of Section 13.1 above, or waived all or any portion of this requirement;

          (c) The prospective admittee executes and delivers to the General Partner a written agreement in form reasonably satisfactory to the General Partner pursuant to which said Person agrees to be bound by and confirms the obligations, representations, warranties and power of attorney contained in this Agreement; and

          (d)  An appropriate amendment to this Agreement is executed.

     13.3 Assignment. In the event an assignment is made in accordance with the terms hereof, unless otherwise required by the Code:

          (a) The effective date of such assignment shall be the date the written instrument of assignment is delivered to the Partnership and approved by the General Partner;

          (b) The Partnership and the General Partner shall be entitled to treat the assignor of the assigned interest as the absolute owner thereof in all respects and shall incur no liability for allocations of Profits or Losses and distributions of Net Cash Flow made in good faith to such assignor until such time as the written instrument of assignment has been actually received and approved by the General Partner, and recorded in the books of the Partnership; and

          (c) The division and allocation of Profits or Losses, other than Profits or Losses arising from a Liquidation of the Partnership, attributable to the applicable Partnership Interests between the assignor and assignee during any fiscal year of the Partnership shall be based upon the length of time during such fiscal year, as measured by the effective date of such assignment, that the assigned Partnership Interest was owned by each of them and shall not be based upon the date or dates during such fiscal year in which income was earned or losses were sustained by the Partnership; provided, however, that the division and allocation of Profits or Losses resulting from a Liquidation of the Partnership shall be based upon the date or dates such income was earned or losses were sustained.

     13.4 Cost of Admission. The cost of processing and perfecting an admission contemplated by this Article 13 (including reasonable attorney's fees incurred by the Partnership) shall be borne by the party seeking admission as a Partner to the Partnership.


                                     ARTICLE 14
                     DISSOLUTION AND LIQUIDATION OF PARTNERSHIP

     14.1 Dissolution of the Partnership. The Partnership shall be dissolved upon the happening of any of the following:

          (a) An election to dissolve and wind up the affairs of the Partnership by the General Partner (subject to Section 9.3 hereof);

          (b) The occurrence of an Event of Retirement to the last remaining General Partner, unless the Limited Partners elect to continue the business of the Partnership pursuant to the provisions of Sections 12.4 and 12.5;

          (c) Any event that makes it unlawful for the Partnership business to be continued;

          (d) The sale, disposition, or abandonment of all or substantially all of the assets of the Partnership unless the General Partner, with the written consent of Partners owning eighty-five percent (85%) of the Partnership Interests taken as a single class (which consent may not be unreasonably withheld), elects to continue the Partnership business for the purpose of the receipt and the collection of indebtedness or the collection of any other consideration to be received in exchange for the assets of the Partnership (which activities shall be deemed to be part of the winding up of the affairs of the Partnership);

          (e)  Dissolution required by operation of law; or

          (f)  December 31, 2093.

     14.2 Winding Up of Affairs. In the event of the dissolution and liquidation of the Partnership for any reason, the General Partner shall commence to wind up the affairs of the Partnership and shall convert all of the Partnership's assets to cash or cash equivalents within such reasonable period of time as may be required to receive fair value therefor. All items of income, gain, loss, deduction and credit during the period of liquidation shall be allocated among the Partners in the same manner as before the dissolution. If there is no General Partner to effect such Liquidation, then the Limited Partners, pursuant to a vote of Limited Partners owning a majority of the issued and outstanding Partnership Units owned by all Limited Partners, may designate any person, firm or corporation, as a Liquidating Trustee, for that purpose who shall have all of the rights, powers and authority of a General Partner stated herein in connection therewith.

     14.3 Accounting. In the case of the dissolution and termination of the Partnership, prior to any distributions to Partners pursuant to Section 14.4(c) below, a proper accounting shall be made of the Capital Accounts of the Partners and of each item of income, gain, loss, deduction and credit of the Partnership from the date of the last previous accounting to the date of dissolution. The General Partner shall provide a copy of such accounting to all Partners.

     14.4 Final Distribution of Partnership Property. Upon termination of the Partnership, the General Partner shall apply and distribute the remaining property of the Partnership, together with the proceeds of any sales of same, as follows:

          (a) first, all Partnership debts and liabilities shall be paid and discharged, including debts owed to Partners and any Affiliates of Partners;

          (b) second, to establish any reserve for any contingent or unforeseen liabilities or obligations of the Partnership. Such funds shall be placed in escrow by the General Partner for the purposes of disbursing such funds in payment of any of the contingencies, liabilities or obligations, and, at the expiration of such period as the General Partner shall deem advisable, the balance then remaining shall be distributed pursuant to subsection (c) of this Section 14.4; and

          (c) third, to distribute the balance to the Partners in the manner and priority set forth in Article 8 hereof, with any and all Net Cash Flow arising from the ordinary course of the Partnership's business during the period of liquidation being distributed pursuant to Section 8.1(a) and any and all Net Cash Flow arising pursuant to the sale and/or other liquidation of Partnership property being distributed pursuant to Section 8.1(b) hereof.

          Distributions upon liquidation of the Partnership (or any Partner's interest in the Partnership) and related adjustments shall be made by the end of the taxable year of the liquidation (or, if later, within 90 days after the date of such liquidation) or as otherwise permitted by the Regulations.

     14.5 Certificate of Cancellation. Upon completion of the liquidation of the Partnership and the distribution of all Partnership property, the Partnership shall terminate and the General Partner shall have the authority to execute and record one or more Certificates of Cancellation of the Partnership as well as any and all other documents required or considered advisable by the General Partner to effectuate the dissolution and termination of the Partnership.


                                     ARTICLE 15
                                 POWER OF ATTORNEY

     15.1 Power of Attorney. Each Partner, by its execution hereof, irrevocably constitutes and appoints the General Partner, or any substitute or replacement General Partner, with full power of substitution, as such Partner's true and lawful attorney-in-fact, in its name, place and stead to make, execute, sign, acknowledge, certify, deliver, file and record on its behalf and on behalf of the Partnership, the following:

          (a) This Agreement, all Certificates of Limited Partnership, Certificates of Doing Business under an Assumed Name, amendments to any or all of the foregoing, and any other certificates or instruments which may be required to be filed by the Partnership or the Partners under the laws of the State of Delaware or any other jurisdiction;

          (b) One or more Certificates of Cancellation of the Partnership and such other instruments or documents as may be deemed necessary or desirable by the General Partner upon termination of the Partnership business;

          (c) Any and all amendments to this Agreement and to the instruments described in subsections (a) and (b) above, provided such amendments are either required by law or have been authorized by the Partner(s) in accordance with Article 16 and/or any other provision of this Agreement (including, without limitation, any amendment to this Agreement and to the Certificate to reflect the substitution or admission of a Limited Partner pursuant to this Agreement); and

          (d) Any and all such other documents and instruments as may be deemed necessary or desirable by said attorney to carry out fully the provisions of this Agreement in accordance with its terms.

     15.2 Grant of Authority Irrevocable. The foregoing grant of authority (a) is a special power of attorney coupled with an interest, is irrevocable and shall survive the death or incapacity of a Partner who is a natural person or, in the case of a Partner that is not a natural person, the merger, dissolution or other termination of its existence of the Partner, (b) may be exercised by the General Partner on behalf of each Partner, by a facsimile signature or by listing all of the Partners executing any instrument with a single signature as attorney-in-fact for all of them, and (c) shall survive the assignment by a Partner of the whole or any portion of his or its interest in the Partnership.


                                     ARTICLE 16
                         AMENDMENT OF PARTNERSHIP AGREEMENT

     16.1 Amendments by Partners. Except as may be specifically provided below in this Section 16.1 and in Sections 16.2 and 9.3 hereof, this Agreement may only be amended with the written concurrence of the General Partner and the written consent of Partners owning a majority of the Partnership Units taken as a single class (which shall mean that only the General Partner's consent is necessary if the General Partner owns a majority of the Partnership Units, taken as a single class, in which case the Limited Partners need not be solicited but shall be informed of the amendment); provided, however, that absent the concurrence of the General Partner and the approval of all of the Limited Partners no amendment shall increase the obligation of any Partner to make contributions to the capital of the Partnership; provided, further, however, that absent (i) the concurrence of the General Partner, (ii) the approval of the Limited Partners adversely affected and (iii) the approval of Limited Partners owning eighty-five percent (85%) of the Partnership Units held by all Limited Partners, taken as a single class, no amendment shall:

          (a) modify the order of allocation of distributions of the Net Cash Flow or liquidating distributions, or the allocation of Profits and Losses among the Partners (other than as specifically provided for herein, including without limitation, modifications pursuant to Section 6.4 hereof);

          (b)  change the Partnership to a general partnership;

          (c) reduce the percentage of Limited Partners required to consent to any matter in this Agreement; or

          (d) amend Section 9.4(a)(iv) or 9.4(b) hereof or amend Section 10.3 hereof in any manner that prohibits or restricts, or has the effect of prohibiting or restricting, the ability of a Limited Partner to exercise its Redemption Rights in full;

          (e)  amend Section 12.6(a), (b) or (c); or


          (f)  amend this Article 16.

     16.2 Amendment by the General Partner. Notwithstanding anything contained in this Agreement to the contrary, the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

          (a) To add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

          (b) To reflect the admission, substitution, termination or withdrawal of Partners in accordance with this Agreement, including without limitation, the issuance of additional classes of Partnership Units to Limited Partners pursuant to Section 6.4 hereof;

          (c) To reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

          (d) To satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law; and

          (e) To amend the provisions of this Agreement that protect the qualification of the General Partner as a REIT if such provisions are no longer necessary because of a change in applicable law (or an authoritative interpretation thereof), a ruling of the IRS, or if the General Partner has determined to cease qualifying as a REIT.

The General Partner will provide notice to the Limited Partners when any action under this Section 16.2 is taken.

     16.3 Amendment of Certificate. If this Agreement shall be amended pursuant to this Article 16, the General Partner shall cause the Certificate to be amended, to the extent required by applicable law, to reflect such change. The Partners shall be promptly notified of any amendments made under this Article 16.


                                     ARTICLE 17
                                  INDEMNIFICATION

     17.1 Partnership Indemnification of Partner. To the maximum extent permitted from time to time under Delaware law, the Partnership shall indemnify, defend and hold the General Partner (in its capacity as General Partner) and its Affiliates, trustees, officers, directors, employees and agents, or their respective successors, executors, administrators or personal representatives harmless from and against any loss, liability, damage, cost or expense (including reasonable attorneys' fees) sustained or incurred as a result of any act or omission concerning the business or activities of the Partnership or General Partner; provided such act or omission was not in violation of any term or provision of this Agreement or any provision of law. The foregoing indemnity shall not be enforceable against any Limited Partner personally but solely from such Limited Partner's interest in the Partnership.

     17.2 Partner Indemnification of Partnership. In the event the Partnership is made a party to any litigation or otherwise incurs any loss or expense as a result of or in connection with any Partner's personal obligations or liabilities unrelated to Partnership business, such Partner shall indemnify and reimburse the Partnership for all such loss and expense incurred, including reasonable attorneys' fees, and the interest of such Partner in the Partnership may be charged therefor. The liability of a Partner under this Section 17.2 shall not be limited to such Partner's interest in the Partnership, but shall be enforceable against such Partner personally.


                                     ARTICLE 18
                              MISCELLANEOUS PROVISIONS

     18.1 Notices. All notices and demands required or permitted under this Agreement shall be in writing and may be delivered personally to the Person to whom it is authorized to be given, or sent by registered, certified or first class mail, or by overnight delivery, postage prepaid, and if intended for the Partnership, addressed to the Partnership at the principal office of the Partnership, and if intended for a Partner, addressed to the Partner at its address on the signature pages hereof, or to such other person or at such other address designated by written notice given to the Partnership. Any notice or demand mailed as aforesaid shall be deemed to have been delivered two (2) days after the date that such notice or demand is deposited in the mails.

     18.2 Severability. If any provision of this Agreement or the application of such provision to any Person or circumstance shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid shall not be affected.

     18.3 Parties Bound. Any Person acquiring or claiming an interest in the Partnership, in any manner whatsoever, shall be subject to and bound by all terms, conditions and obligations of this Agreement to which his or its predecessor in interest was subject or bound, without regard to whether such Person has executed a counterpart hereof or any other document contemplated hereby. No Person, including the legal representative, heir or legatee of a deceased Partner, shall have any rights or obligations greater than those set forth in this Agreement and no Person shall acquire an interest in the Partnership or become a Partner thereof except as permitted by the terms of this Agreement. This Agreement shall be binding upon the parties hereto, their successors, heirs, devisees, assigns, legal representatives, executors and administrators.

     18.4 Applicable Law. The Partnership and this Agreement shall be governed by the laws of the State of Delaware.

     18.5 Partition. Each Partner hereby irrevocably waives during the term of the Partnership any right that he or it may have to maintain any action for partition with respect to any property of the Partnership.

     18.6 Computation of Accountants. Except with respect to matters as to which the General Partner is granted discretion under this Agreement, the opinion of the Accountants shall be final and binding with respect to all allocations made under Article 7 or distributions made under Article 8 or
Section 14.4 hereof.

     18.7 Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision.

     18.8 Counterparts. This Agreement may be executed in multiple counterparts with separate signature pages, each such counterpart shall be considered an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first set forth above, confirms his or its agreement to become a General or Limited Partner, as the case may be, of the Partnership, agrees to be bound by this Agreement and acknowledges the appointment of attorneys-in-fact as set forth herein, and swears that the statements set forth herein are true and correct.

                              GENERAL PARTNER:

                              MACK-CALI REALTY CORPORATION,
                              a Maryland corporation


                              By:
                                 ----------------------------------
                                 Roger W. Thomas
                                 Executive Vice President

                              Address: 11 Commerce Drive
                                  Cranford, New Jersey 07016


                              LIMITED PARTNERS:


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for John J. Cali


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Angelo R. Cali


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Edward Leshowitz


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Brant B. Cali


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for John R. Cali

                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Christopher Cali


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Jonna Cali



                              TAR Investments, L.P.

                              By: TAR Realty Corp.,
                                   general partner


                              By:
                                 ----------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for Thomas A. Rizk, President


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Albert Spring


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Philip Cali, Jr.


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Susan Sandson


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Jed Leshowitz


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Rudolph Daunno, Jr.


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Richard W. Daunno

                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Christopher A. Daunno


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Gloria Seminara



                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Maryann J. Pascale


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Thomas Seminara


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Gary Seminara


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Rosemary Monteyne


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Helen Paruta


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for John J. DeCaro


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Anthony DeCaro, Sr.


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Anthony P. DeCaro, Jr.

                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Harvey Halberstradter


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Sanford Halberstradter


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Daniel Richheimer


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Chela Richheimer


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Liza Richheimer


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Mark Baumgarten


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Jeffrey Fisch


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for James Nugent


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Michael K. Nevins


                              -------------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Rose Cali

                              Angelo R. Cali Irrevocable Trust
                              dated January 28, 1975
                              f/b/o Angela Cali

                              By:
                                 --------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for Brant Cali, Trustee


                              Angelo R. Cali Irrevocable Trust
                              dated January 28, 1975
                              f/b/o John R. Cali

                              By:
                                 --------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for Brant Cali, Trustee

                              Angelo R. Cali Irrevocable Trust
                              dated January 28, 1975
                              f/b/o Joanne Cali

                              By:
                                 --------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for Brant Cali, Trustee

                              Angelo R. Cali Irrevocable Trust
                              dated July 1, 1979

                              By:
                                 --------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for Brant Cali, Trustee

                              John J. Cali Irrevocable Trust
                              dated July 1, 1979

                              By:
                                 --------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for John R. Cali, Trustee

                              P.S.L. Associates

                              By:
                                 --------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for Bernard Quinn

                              -----------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Jonathan Bernstein

                              M.B.M. Associates

                              By:
                                 --------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for  David McBride


                              -----------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Robert F. Weinberg


                              -----------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Martin S. Berger


                              -----------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Greg Berger


                              -----------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Brad Berger


                              -----------------------------------
                              Roger W. Thomas as attorney-in-fact
                              for Timothy M. Jones

                              RMC Development Company, LLC Executive
                              Deferred Compensation Plan HR Trust


                              By:
                                 --------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for Richard Ader, Trustee

                              RMC Development Company, LLC Executive
                              Deferred Compensation Plan AG Trust


                              By:
                                 ----------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for Karen J. Cohen Trustee


                              RMC Development Company, LLC Executive
                              Deferred Compensation Plan MG Trust


                              By:
                                 ----------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for Russell J. Carpentieri, Trustee


                              MSB Management, Inc.


                              By:
                                 ----------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for Martin S. Berger, President

                              RFW Management


                              By:
                                 ----------------------------------
                                 Roger W. Thomas as attorney-in-fact
                                 for Robert F. Weinberg, President

                                      EXHIBIT A

                        PARTNERS AND COMMON PARTNERSHIP UNITS


NAME AND ADDRESS OF PARTNER                  COMMON PARTNERSHIP UNITS

GENERAL PARTNER

     Mack-Cali Realty Corporation            36,664,332
     11 Commerce Drive
     Cranford, New Jersey 07016

Limited Partners

     John J. Cali                            290,561
     61 Wayside Place
     Montclair, NJ  07042


     Angelo R. Cali                          261,090
     15 Kips Ridge
     Montclair, NJ  07042


     Edward Leshowitz                        307,916
     1065 Park Avenue, Apt. #23AB
     New York, NY  10128


     Brant B. Cali                           149,501
     175 Eagle Rock Way
     Montclair, NJ  07042


     John R. Cali                            83,951
     203 Laurel Hill Road
     Mountain Lakes, NJ  07046


     Christopher Cali                        59,703
     61 Wayside Place
     Montclair, NJ  07042

     Jonna Cali-Paleski                      51,912
     6 Tothill Road
     Essex Fells, NJ  07021


     TAR Investments, L.P.                   141,383
     c/o Cali Realty Corporation
     11 Commerce Drive
     Cranford, NJ  07016


     Albert Spring                           42,029
     15 Nottingham Road
     West Orange, NJ  07043


     Philip Cali, Jr.                        21,026
     49 Krysch Lane
     Wyckoff, NJ  07481


     Susan Sandson                           84,583
     3842 Wonderland Hill
     Boulder, CO  80304


     Jed Leshowitz                           166,145
     1065 Park Avenue, Apt. #23AB
     New York, NY  10128


     Rudolph Daunno, Jr.                     37,235
     46 Starlight Drive
     Clark, NJ  07066


     Richard W. Daunno                       42,235
     28 Olsen Drive
     Warren, NJ  07059

Christopher A. Daunno                        15,102
c/o Mary Daunno
890 Pennsylvania Avenue
Westfield, NJ  07090


Gloria Seminara                              99,314
67 Butternut Drive
Wayne, NJ  07470


Maryann J. Pascale                           15,102
204 Montclair Road
Barnegat, NJ  08005


Thomas Seminara                              12,504
3900 North Ocean Drive
Lauderdale By The Sea, FL  33308


Gary Seminara                                16,439
19 Ronnie Road
Wayne, NJ  07470


Rosemary Monteyne                            13,504
c/o Gary Seminara
19 Ronnie Road
Wayne, NJ  07470


Helen Paruta                                 66,042
7 Phillips Lane
Roseland, NJ  07068


John J. DeCaro                               92,215
141 Post Kennel Road
Far Hills, NJ  07931

Anthony DeCaro, Sr.                          53,080
320 South Street, Apt. 16B
Morristown, NJ  07960


Anthony P. DeCaro, Jr.                       19,231
62 Mountain Avenue
Cedar Knolls, NJ  07927


Harvey Halberstadter                         20,000
P.O. Box 918
Great Barrington, MA  01230


Sanford Halberstadter                        43,684
621 Beeechwood Road
Linden, NJ  07036


Daniel Richheimer                            659
c/o Susan Sandson
3842 Wonderland Hill
Boulder, Co. 80304


Chela Richheimer                             659
c/o Susan Sandson
3842 Wonderland Hill
Boulder, Co. 80304


Liza Richheimer                              658
c/o Susan Sandson
3842 Wonderland Hill
Boulder, Co. 80304


Mark Baumgarten                              2,964
Ravin, Sarasohn, Cook, Baumgarten,
Fisch & Baime
103 Eisenhower Parkway
Roseland, NJ  07068

Jeffrey Fisch                                2,964
Ravin, Sarasohn, Cook, Baumgarten,
Fisch & Baime
103 Eisenhower Parkway
Roseland, NJ  07068

James Nugent                                 14,783
608 North Blvd.
Belmar, NJ  07719


Michael K. Nevins                            5,618
35 Birdseye Glen
Verona, NJ  07044


Rose Cali                                    2,663
61 Wayside Place
Montclair, NJ  07042


Angelo R. Cali Irrevocable Trust             63,522
dated January 28, 1975 f/b/o
Angela Cali
c/o Edward Leshowitz
Cali Associates
11 Commerce Drive
Cranford, NJ  07016


Angelo R. Cali Irrevocable Trust             63,523
dated January 28, 1975 f/b/o
John R. Cali
c/o Edward Leshowitz
Cali Associates
11 Commerce Drive
Cranford, NJ  07016

Angelo R. Cali Irrevocable Trust             63,523
dated January 28, 1975 f/b/o
Joanne Cali
c/o Edward Leshowitz
Cali Associates
11 Commerce Drive
Cranford, NJ  07016


Angelo R. Cali Irrevocable Trust             44,291
dated July 1, 1979
c/o Edward Leshowitz
Cali Associates
11 Commerce Drive
Cranford, NJ  07016


John J. Cali Irrevocable Trust               44,291
dated July 1, 1979
c/o Edward Leshowitz
Cali Associates
11 Commerce Drive
Cranford, NJ  07016


P.S.L. Associates                            76,918
c/o Benn Quinn
Applegate, Quinn & Magee
78 Main Street
Madison, NJ  07940


Jonathan A. Bernstein                        2,964
c\o Pryor, Cashman, Sherman & Flynn
410 Park Avenue
New York, NY  10022


M.B.M. Associates                            93,458
851 Franklin Lakes Road
Franklin Lakes, NJ  07417